Exhibit 99.2

First Quarter
Financial Supplement
March 31, 2019
1

METLIFE

As used in this QFS, “MetLife," “we” and “our” refer to MetLife, Inc., a Delaware corporation incorporated in 1999, its subsidiaries and affiliates. In this QFS, MetLife presents certain measures of its performance that are not calculated in accordance with GAAP. We believe that these non-GAAP financial measures enhance the understanding of our performance by highlighting the results of operations and the underlying profitability drivers of our business. See Appendix for definitions of non-GAAP financial measures and other financial disclosures.

GAAP INTERIM CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019	March 31, 2018	March 31, 2019

Revenues
Premiums	$9,178	$15,153	$10,242	$9,267	$9,405	$9,178	$9,405
Universal life and investment-type product policy fees	1,392	1,370	1,343	1,397	1,365	1,392	1,365
Net investment income	3,745	4,473	4,486	3,462	4,908	3,745	4,908
Other revenues	474	475	479	452	494	474	494
Net investment gains (losses)	(333)	(227)	117	145	15	(333)	15
Net derivative gains (losses)	349	(59)	(378)	939	115	349	115
Total revenues	14,805	21,185	16,289	15,662	16,302	14,805	16,302

Expenses
Policyholder benefits and claims	8,718	14,866	10,080	8,992	9,072	8,718	9,072
Interest credited to policyholder account balances	769	1,424	1,334	486	1,961	769	1,961
Policyholder dividends	297	309	327	318	300	297	300
Capitalization of DAC	(796)	(834)	(810)	(814)	(812)	(796)	(812)
Amortization of DAC and VOBA	693	707	732	843	624	693	624
Amortization of negative VOBA	(22)	(16)	(7)	(11)	(10)	(22)	(10)
Interest expense on debt	286	309	267	260	234	286	234
Other expenses	3,204	3,319	3,287	3,117	3,189	3,204	3,189
Total expenses	13,149	20,084	15,210	13,191	14,558	13,149	14,558
Income (loss) from continuing operations before provision for income tax	1,656	1,101	1,079	2,471	1,744	1,656	1,744
Provision for income tax expense (benefit)	399	207	164	409	359	399	359
Income (loss) from continuing operations, net of income tax	1,257	894	915	2,062	1,385	1,257	1,385
Income (loss) from discontinued operations, net of income tax	—	—	—	—	—	—	—
Net income (loss)	1,257	894	915	2,062	1,385	1,257	1,385
Less: Net income (loss) attributable to noncontrolling interests	4	3	3	(5)	4	4	4
Net income (loss) attributable to MetLife, Inc.	1,253	891	912	2,067	1,381	1,253	1,381
Less: Preferred stock dividends	6	46	32	57	32	6	32
Net income (loss) available to MetLife, Inc.'s common shareholders	$1,247	$845	$880	$2,010	$1,349	$1,247	$1,349

Premiums, fees and other revenues	$11,044	$16,998	$12,064	$11,116	$11,264	$11,044	$11,264

METLIFE CORPORATE OVERVIEW

	For the Three Months Ended
Unaudited (In millions, except per share data)	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019

Net income (loss) available to MetLife, Inc.'s common shareholders	$1,247	$845	$880	$2,010	$1,349
Adjustments from net income (loss) available to MetLife, Inc.'s common shareholders to adjusted earnings available to common shareholders:
Less: Net investment gains (losses)	(333)	(227)	117	145	15
Less: Net derivative gains (losses)	349	(59)	(378)	939	115
Less: Goodwill impairment	—	—	—	—	—
Less: Other adjustments to continuing operations (1)	(146)	(233)	(360)	(202)	(177)
Less: Provision for income tax (expense) benefit	(42)	41	128	(213)	(24)
Less: Income (loss) from discontinued operations, net of income tax	—	—	—	—	—
Add: Net income (loss) attributable to noncontrolling interests	4	3	3	(5)	4
Adjusted earnings available to common shareholders	$1,423	$1,326	$1,376	$1,336	$1,424

Net income (loss) available to MetLife, Inc.'s common shareholders per diluted common share	$1.19	$0.83	$0.88	$2.04	$1.40
Less: Net investment gains (losses)	(0.32)	(0.22)	0.12	0.15	0.02
Less: Net derivative gains (losses)	0.33	(0.06)	(0.38)	0.95	0.12
Less: Goodwill impairment	—	—	—	—	—
Less: Other adjustments to continuing operations	(0.14)	(0.23)	(0.37)	(0.20)	(0.19)
Less: Provision for income tax (expense) benefit	(0.04)	0.04	0.13	(0.22)	(0.03)
Less: Income (loss) from discontinued operations, net of income tax	—	—	—	—	—
Add: Net income (loss) attributable to noncontrolling interests	—	—	—	(0.01)	—
Adjusted earnings available to common shareholders per diluted common share	$1.36	$1.30	$1.38	$1.35	$1.48

	For the Three Months Ended
Unaudited (In millions, except per share data)	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019

Notable items impacting adjusted earnings available to common shareholders (2):
Actuarial assumption review and other insurance adjustments	$62	$—	$(68)	$—	$—
Litigation reserves & settlement costs	—	—	—	(60)	—
Expense initiative costs	(34)	(62)	(88)	(100)	(55)
Tax adjustments	—	—	—	247	—
Total notable items	$28	$(62)	$(156)	$87	$(55)

Notable items impacting adjusted earnings available to common shareholders per diluted common share (2):
Actuarial assumption review and other insurance adjustments	$0.06	$—	$(0.07)	$—	$—
Litigation reserves & settlement costs	$—	$—	$—	$(0.06)	$—
Expense initiative costs	$(0.03)	$(0.06)	$(0.09)	$(0.10)	$(0.06)
Tax adjustments	$—	$—	$—	$0.25	$—
Total notable items	$0.03	$(0.06)	$(0.16)	$0.09	$(0.06)

	For the Three Months Ended
Unaudited (In millions)	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019
Weighted average common shares outstanding - diluted	1,044.4	1,023.8	1,000.7	987.6	963.3

(1) See Page A-1 for further detail.

(2) These notable items represent a positive (negative) impact to adjusted earnings available to common shareholders and adjusted earnings available to common shareholders per diluted common share. The per share data for each notable item is calculated on a standalone basis and may not sum to total notable items. Notable items reflect the unexpected impact of events that affect MetLife's results, but that were unknown and that MetLife could not anticipate when it devised its Business Plan. Notable items also include certain items regardless of the extent anticipated in the Business Plan to help investors have a better understanding of MetLife's results and to evaluate and forecast those results.

METLIFE CORPORATE OVERVIEW (CONTINUED)

Unaudited	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019

Book value per common share (1)	$52.49	$50.28	$48.94	$51.53	$58.06
Book value per common share, excluding AOCI other than FCTA (1)	$43.36	$42.76	$42.97	$44.62	$45.58
Book value per common share - tangible common stockholders' equity (1)	$33.80	$33.22	$33.37	$34.77	$35.71

	For the Three Months Ended
Unaudited	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019
Return on MetLife, Inc.'s (2):
Common stockholders' equity	9.0%	6.5%	7.1%	16.5%	10.3%
Common stockholders' equity, excluding AOCI other than FCTA	11.2%	7.8%	8.3%	18.9%	12.5%
Tangible common stockholders' equity	14.4%	10.1%	10.8%	24.4%	16.2%

Adjusted return on MetLife, Inc.'s (2):
Common stockholders' equity	10.3%	10.2%	11.2%	10.9%	10.9%
Common stockholders' equity, excluding AOCI other than FCTA	12.8%	12.2%	12.9%	12.5%	13.2%
Tangible common stockholders' equity	16.4%	15.8%	16.8%	16.2%	17.1%

	For the Three Months Ended
Unaudited (In millions)	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019

Common shares outstanding, beginning of period	1,043.6	1,024.1	1,000.2	986.6	958.6
Share repurchases	(21.4)	(24.1)	(14.1)	(28.4)	(11.2)
Newly issued shares	1.9	0.2	0.5	0.4	2.8
Common shares outstanding, end of period	1,024.1	1,000.2	986.6	958.6	950.2

Weighted average common shares outstanding - basic	1,035.9	1,015.6	992.7	980.3	956.5
Dilutive effect of the exercise or issuance of stock-based awards	8.5	8.2	8.0	7.3	6.8
Weighted average common shares outstanding - diluted	1,044.4	1,023.8	1,000.7	987.6	963.3

MetLife Policyholder Trust Shares	153.5	151.6	150.0	148.0	143.2

(1) Calculated using common shares outstanding, end of period.
(2) Annualized using quarter-to-date results.

METLIFE KEY ADJUSTED EARNINGS STATEMENT LINE ITEMS

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019	March 31, 2018	March 31, 2019

Total revenues	$14,805	$21,185	$16,289	$15,662	$16,302	$14,805	$16,302
Less: Net investment (gains) losses	(333)	(227)	117	145	15	(333)	15
Less: Net derivative (gains) losses	349	(59)	(378)	939	115	349	115
Less: Adjustments related to net investment (gains) losses and net derivative (gains) losses	(5)	(5)	11	(8)	—	(5)	—
Less: Other adjustments to revenues:
GMIB fees	30	31	32	27	27	30	27
Investment hedge adjustments	(110)	(119)	(125)	(121)	(105)	(110)	(105)
Operating joint venture adjustments	1	—	—	—	—	1	—
Unit-linked contract income	(353)	286	149	(765)	736	(353)	736
Securitization entities income	—	—	—	—	—	—	—
Settlement of foreign currency earnings hedges	4	5	5	5	2	4	2
Certain partnership distributions	(12)	(21)	(1)	(27)	(4)	(12)	(4)
TSA fees	79	78	78	70	68	79	68
Divested businesses	7	—	1	—	—	7	—
Total adjusted revenues	$15,148	$21,216	$16,400	$15,397	$15,448	$15,148	$15,448

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019	March 31, 2018	March 31, 2019

Net investment income	$3,745	$4,473	$4,486	$3,462	$4,908	$3,745	$4,908
Less: Adjustments to net investment income:
Investment hedge adjustments	(110)	(119)	(125)	(121)	(105)	(110)	(105)
Operating joint venture adjustments	1	—	—	—	—	1	—
Unit-linked contract income	(353)	286	149	(765)	736	(353)	736
Securitization entities income	—	—	—	—	—	—	—
Certain partnership distributions	(12)	(21)	(1)	(27)	(4)	(12)	(4)
Divested businesses	—	—	1	—	—	—	—
Net investment income, as reported on an adjusted basis	$4,219	$4,327	$4,462	$4,375	$4,281	$4,219	$4,281

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019	March 31, 2018	March 31, 2019

Premiums, fees and other revenues	$11,044	$16,998	$12,064	$11,116	$11,264	$11,044	$11,264
Less: Adjustments to premiums, fees and other revenues:
Unearned revenue adjustments	(5)	(5)	11	(8)	—	(5)	—
GMIB fees	30	31	32	27	27	30	27
Settlement of foreign currency earnings hedges	4	5	5	5	2	4	2
TSA fees	79	78	78	70	68	79	68
Divested businesses	7	—	—	—	—	7	—
Adjusted premiums, fees and other revenues	$10,929	$16,889	$11,938	$11,022	$11,167	$10,929	$11,167
Adjusted premiums, fees and other revenues, on a constant currency basis	$10,744	$16,785	$11,938	$11,078	$11,167

METLIFE KEY ADJUSTED EARNINGS STATEMENT LINE ITEMS (CONTINUED)

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019	March 31, 2018	March 31, 2019

Total expenses	$13,149	$20,084	$15,210	$13,191	$14,558	$13,149	$14,558
Less: Adjustments related to net investment (gains) losses and net derivative (gains) losses	(14)	(10)	89	44	(24)	(14)	(24)
Less: Goodwill impairment	—	—	—	—	—	—	—
Less: Other adjustments to expenses:
Inflation and pass-through adjustments	41	—	(13)	1	79	41	79
GMIB costs and amortization of DAC and VOBA related to GMIB fees and GMIB costs	15	60	187	(10)	49	15	49
Market value adjustments and amortization of DAC, VOBA and negative VOBA related to market value adjustments	—	(1)	—	(1)	(4)	—	(4)
PAB hedge adjustments	(1)	(1)	(1)	(1)	(3)	(1)	(3)
Unit-linked contract costs	(347)	268	133	(730)	716	(347)	716
Securitization entities debt expense	—	—	—	—	—	—	—
Noncontrolling interest	(7)	(5)	(3)	5	(6)	(7)	(6)
Regulatory implementation costs	1	2	3	5	3	1	3
Acquisition, integration and other costs	11	14	13	(14)	23	11	23
TSA fees	79	78	78	70	68	79	68
Divested businesses	9	83	24	14	—	9	—
Total adjusted expenses	$13,362	$19,596	$14,700	$13,808	$13,657	$13,362	$13,657

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019	March 31, 2018	March 31, 2019

Capitalization of DAC	$(796)	$(834)	$(810)	$(814)	$(812)	$(796)	$(812)
Less: Divested businesses	(1)	—	—	—	—	(1)	—
Capitalization of DAC, as reported on an adjusted basis	$(795)	$(834)	$(810)	$(814)	$(812)	$(795)	$(812)

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019	March 31, 2018	March 31, 2019

Other expenses	$3,204	$3,319	$3,287	$3,117	$3,189	$3,204	$3,189
Less: Noncontrolling interest	(7)	(5)	(3)	5	(6)	(7)	(6)
Less: Regulatory implementation costs	1	2	3	5	3	1	3
Less: Acquisition, integration and other costs	11	14	13	(14)	23	11	23
Less: TSA fees	79	78	78	70	68	79	68
Less: Divested businesses	10	53	9	(4)	—	10	—
Other expenses, as reported on an adjusted basis	$3,110	$3,177	$3,187	$3,055	$3,101	$3,110	$3,101
Other expenses, as reported on an adjusted basis, on a constant currency basis	$3,029	$3,126	$3,188	$3,077	$3,101

METLIFE EXPENSE DETAIL AND RATIOS

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions, except ratio data)	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019	March 31, 2018	March 31, 2019
Other expenses	$3,204	$3,319	$3,287	$3,117	$3,189	$3,204	$3,189
Capitalization of DAC	(796)	(834)	(810)	(814)	(812)	(796)	(812)
Other expenses, net of capitalization of DAC	$2,408	$2,485	$2,477	$2,303	$2,377	$2,408	$2,377

Premiums, fees and other revenues	$11,044	$16,998	$12,064	$11,116	$11,264	$11,044	$11,264

Expense ratio	21.8%	14.6%	20.5%	20.7%	21.1%	21.8%	21.1%

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019	March 31, 2018	March 31, 2019
Other expenses by major category, as reported on an adjusted basis
Direct expenses	$1,462	$1,500	$1,543	$1,369	$1,420	$1,462	$1,420
Pension, postretirement and postemployment benefit costs	49	47	45	44	56	49	56
Premium taxes, other taxes, and licenses & fees	178	187	193	197	170	178	170
Commissions and other variable expenses	1,421	1,443	1,406	1,445	1,455	1,421	1,455
Other expenses, as reported on an adjusted basis	3,110	3,177	3,187	3,055	3,101	3,110	3,101
Capitalization of DAC, as reported on an adjusted basis	(795)	(834)	(810)	(814)	(812)	(795)	(812)
Other expenses, net of capitalization of DAC, as reported on an adjusted basis	2,315	2,343	2,377	2,241	2,289	2,315	2,289
Less: Total notable items related to other expenses, as reported on an adjusted basis	43	78	112	(19)	70	43	70
Other expenses, net of capitalization of DAC, excluding total notable items related to other expenses, as reported on an adjusted basis	$2,272	$2,265	$2,265	$2,260	$2,219	$2,272	$2,219

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions, except ratio data)	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019	March 31, 2018	March 31, 2019
Employee related costs	$937	$894	$921	$912	$922	$937	$922
Third party staffing costs	381	401	435	486	375	381	375
General and administrative expenses	144	205	187	(29)	123	144	123
Direct expenses	1,462	1,500	1,543	1,369	1,420	1,462	1,420
Less: Total notable items related to direct expenses	43	78	112	(19)	70	43	70
Direct expenses, excluding total notable items related to direct expenses	$1,419	$1,422	$1,431	$1,388	$1,350	$1,419	$1,350

Other expenses, net of capitalization of DAC, as reported on an adjusted basis	$2,315	$2,343	$2,377	$2,241	$2,289	$2,315	$2,289
Less: Total notable items related to other expenses, as reported on an adjusted basis	43	78	112	(19)	70	43	70
Other expenses, net of capitalization of DAC, excluding total notable items related to other expenses, as reported on an adjusted basis	$2,272	$2,265	$2,265	$2,260	$2,219	$2,272	$2,219

Adjusted premiums, fees and other revenues	$10,929	$16,889	$11,938	$11,022	$11,167	$10,929	$11,167
Less: PRT	—	5,952	1,018	(76)	(2)	—	(2)
Adjusted premiums, fees and other revenues, excluding PRT	$10,929	$10,937	$10,920	$11,098	$11,169	$10,929	$11,169

Direct expense ratio	13.4%	8.9%	12.9%	12.4%	12.7%	13.4%	12.7%
Direct expense ratio, excluding total notable items related to direct expenses and PRT	13.0%	13.0%	13.1%	12.5%	12.1%	13.0%	12.1%

Adjusted expense ratio	21.2%	13.9%	19.9%	20.3%	20.5%	21.2%	20.5%
Adjusted expense ratio, excluding total notable items related to other expenses and PRT	20.8%	20.7%	20.7%	20.4%	19.9%	20.8%	19.9%

METLIFE CONSOLIDATED BALANCE SHEETS

Unaudited (In millions)	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019

ASSETS
Investments:
Fixed maturity securities available-for-sale, at estimated fair value	$304,711	$306,331	$304,840	$298,265	$308,410
Equity securities, at estimated fair value	1,544	1,483	1,479	1,440	1,432
Contractholder-directed equity securities and fair value option securities, at estimated fair value	16,444	13,848	13,540	12,616	13,245
Mortgage loans	71,055	70,852	72,461	75,752	78,601
Policy loans	9,744	9,702	9,703	9,699	9,670
Real estate and real estate joint ventures	9,862	9,741	9,977	9,698	10,022
Other limited partnership interests	5,876	5,985	6,374	6,613	6,787
Short-term investments, principally at estimated fair value	5,121	3,853	5,231	3,937	4,524
Other invested assets	17,486	17,017	16,336	18,190	18,175
Total investments	441,843	438,812	439,941	436,210	450,866
Cash and cash equivalents, principally at estimated fair value	13,927	16,312	12,490	15,821	14,506
Accrued investment income	3,638	3,512	3,691	3,582	3,569
Premiums, reinsurance and other receivables	19,368	19,608	19,820	19,644	20,615
Deferred policy acquisition costs and value of business acquired	19,330	19,013	19,160	18,895	18,349
Goodwill	9,733	9,499	9,440	9,422	9,418
Other assets	8,387	8,230	8,493	8,408	10,100
Separate account assets	196,358	191,347	185,416	175,556	185,765
Total assets	$712,584	$706,333	$698,451	$687,538	$713,188

LIABILITIES AND EQUITY
Liabilities
Future policy benefits	$180,348	$184,461	$185,476	$186,780	$187,508
Policyholder account balances	184,289	182,493	184,094	183,693	187,333
Other policy-related balances	16,023	15,908	16,207	16,529	16,967
Policyholder dividends payable	672	695	709	677	671
Policyholder dividend obligation	1,277	792	456	428	1,116
Payables for collateral under securities loaned and other transactions	26,151	27,030	26,075	24,794	25,084
Short-term debt	526	479	290	268	289
Long-term debt	15,707	14,536	13,408	12,829	12,850
Collateral financing arrangements	1,108	1,085	1,073	1,060	1,048
Junior subordinated debt securities	3,145	3,146	3,146	3,147	3,148
Current income tax payable	155	222	166	441	505
Deferred income tax liability	6,304	5,377	4,924	5,414	7,075
Other liabilities	24,013	24,930	25,202	22,964	25,091
Separate account liabilities	196,358	191,347	185,416	175,556	185,765
Total liabilities	656,076	652,501	646,642	634,580	654,450

Equity
Preferred stock, at par value	—	—	—	—	—
Common stock, at par value	12	12	12	12	12
Additional paid-in capital	31,653	32,454	32,475	32,474	32,535
Retained earnings	26,453	26,870	27,331	28,926	29,944
Treasury stock, at cost	(7,442)	(8,557)	(9,193)	(10,393)	(10,893)
Accumulated other comprehensive income (loss)	5,634	2,854	1,000	1,722	6,911
Total MetLife, Inc.'s stockholders' equity	56,310	53,633	51,625	52,741	58,509
Noncontrolling interests	198	199	184	217	229
Total equity	56,508	53,832	51,809	52,958	58,738
Total liabilities and equity	$712,584	$706,333	$698,451	$687,538	$713,188

METLIFE SUMMARY OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended
Unaudited (In millions)	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019

Adjusted earnings before provision for income tax
U.S.
GROUP BENEFITS	$283	$335	$474	$297	$433
RETIREMENT AND INCOME SOLUTIONS	426	436	426	450	358
PROPERTY & CASUALTY	115	74	104	120	117
TOTAL U.S.	$824	$845	$1,004	$867	$908
ASIA	472	524	397	392	505
LATIN AMERICA	215	200	235	180	196
EMEA	102	112	70	81	113
METLIFE HOLDINGS	529	346	405	283	395
CORPORATE & OTHER	(356)	(407)	(411)	(214)	(326)
Total adjusted earnings before provision for income tax	$1,786	$1,620	$1,700	$1,589	$1,791

Provision for income tax expense (benefit)
U.S.
GROUP BENEFITS	$65	$74	$104	$67	$91
RETIREMENT AND INCOME SOLUTIONS	87	89	87	94	73
PROPERTY & CASUALTY	19	11	18	21	20
TOTAL U.S.	$171	$174	$209	$182	$184
ASIA	145	161	131	111	149
LATIN AMERICA	75	55	65	43	62
EMEA	21	26	15	26	27
METLIFE HOLDINGS	104	66	78	60	78
CORPORATE & OTHER	(159)	(234)	(206)	(226)	(165)
Total provision for income tax expense (benefit)	$357	$248	$292	$196	$335

Adjusted earnings available to common shareholders
U.S.
GROUP BENEFITS	$218	$261	$370	$230	$342
RETIREMENT AND INCOME SOLUTIONS	339	347	339	356	285
PROPERTY & CASUALTY	96	63	86	99	97
TOTAL U.S.	$653	$671	$795	$685	$724
ASIA	327	363	266	281	356
LATIN AMERICA	140	145	170	137	134
EMEA	81	86	55	55	86
METLIFE HOLDINGS	425	280	327	223	317
CORPORATE & OTHER (1)	(203)	(219)	(237)	(45)	(193)
Total adjusted earnings available to common shareholders (1)	$1,423	$1,326	$1,376	$1,336	$1,424

(1) Includes impact of preferred stock dividends of $6 million, $46 million, $32 million, $57 million and $32 million for the three months ended March 31, 2018, June 30, 2018, September 30, 2018, December 31, 2018 and March 31, 2019, respectively.

METLIFE ADJUSTED RETURN ON ALLOCATED EQUITY AND ALLOCATED TANGIBLE EQUITY (1), (2)

ADJUSTED RETURN ON ALLOCATED EQUITY
	For the Three Months Ended
Unaudited	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019

U.S.
GROUP BENEFITS	31.2%	37.3%	52.9%	32.9%	48.6%
RETIREMENT AND INCOME SOLUTIONS	21.8%	22.4%	21.8%	22.9%	19.4%
PROPERTY & CASUALTY	20.7%	13.6%	18.6%	21.4%	19.2%
TOTAL U.S.	24.1%	24.7%	29.3%	25.2%	27.0%
ASIA	9.2%	10.2%	7.5%	7.9%	10.0%
LATIN AMERICA	17.8%	18.5%	21.7%	17.5%	18.1%
EMEA	9.3%	9.9%	6.3%	6.3%	12.3%
METLIFE HOLDINGS	16.9%	11.1%	13.0%	8.9%	13.2%

ADJUSTED RETURN ON ALLOCATED TANGIBLE EQUITY (3)
	For the Three Months Ended
Unaudited	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019

U.S.	27.9%	28.6%	33.9%	29.2%	30.7%
ASIA	13.9%	15.4%	11.3%	12.0%	15.2%
LATIN AMERICA	29.8%	30.9%	36.2%	29.1%	29.9%
EMEA	15.3%	16.2%	10.5%	10.5%	22.1%
METLIFE HOLDINGS	19.0%	12.6%	14.6%	10.0%	14.8%

(1) Annualized using quarter-to-date results.
(2) Allocated equity and allocated tangible equity are presented below:
		ALLOCATED EQUITY		ALLOCATED TANGIBLE EQUITY
Unaudited (In millions)		2018	2019	2018	2019
U.S.
GROUP BENEFITS		$2,797	$2,817
RETIREMENT AND INCOME SOLUTIONS		6,209	5,876
PROPERTY & CASUALTY		1,851	2,020
TOTAL U.S.		$10,857	$10,713	$9,389	$9,447
ASIA		$14,260	$14,274	$9,456	$9,396
LATIN AMERICA		$3,139	$2,965	$1,880	$1,791
EMEA		$3,473	$2,802	$2,176	$1,595
METLIFE HOLDINGS		$10,063	$9,599	$9,066	$8,715

(3) Adjusted earnings available to common shareholders used to calculate the adjusted return on allocated tangible equity excludes the impact of amortization on VODA and VOCRA, net of income tax, as presented below:

	For the Three Months Ended
Unaudited (In millions)	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019
U.S.	$1	$1	$1	$1	$1
ASIA	$2	$2	$2	$2	$2
LATIN AMERICA	$—	$—	$—	$—	$—
EMEA	$2	$2	$2	$2	$2
METLIFE HOLDINGS	$5	$5	$5	$4	$5

U.S. STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019	March 31, 2018	March 31, 2019

Adjusted revenues
Premiums	$5,217	$11,302	$6,431	$5,236	$5,567	$5,217	$5,567
Universal life and investment-type product policy fees	258	262	252	281	270	258	270
Net investment income	1,662	1,719	1,787	1,809	1,719	1,662	1,719
Other revenues	204	203	206	208	221	204	221
Total adjusted revenues	7,341	13,486	8,676	7,534	7,777	7,341	7,777

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	5,138	11,233	6,219	5,175	5,373	5,138	5,373
Interest credited to policyholder account balances	407	439	457	487	501	407	501
Capitalization of DAC	(106)	(114)	(116)	(113)	(114)	(106)	(114)
Amortization of DAC and VOBA	115	114	128	120	114	115	114
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	2	4	2	4	2	2	2
Other expenses	961	965	982	994	993	961	993
Total adjusted expenses	6,517	12,641	7,672	6,667	6,869	6,517	6,869
Adjusted earnings before provision for income tax	824	845	1,004	867	908	824	908
Provision for income tax expense (benefit)	171	174	209	182	184	171	184
Adjusted earnings	653	671	795	685	724	653	724
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$653	$671	$795	$685	$724	$653	$724

Adjusted premiums, fees and other revenues	$5,679	$11,767	$6,889	$5,725	$6,058	$5,679	$6,058
Less: PRT	—	5,952	1,018	(76)	(2)	—	(2)
Adjusted premiums, fees and other revenues, excluding PRT	$5,679	$5,815	$5,871	$5,801	$6,060	$5,679	$6,060

U.S. GROUP BENEFITS STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019	March 31, 2018	March 31, 2019

Adjusted revenues
Premiums	$4,094	$4,051	$3,988	$3,949	$4,208	$4,094	$4,208
Universal life and investment-type product policy fees	203	199	200	202	194	203	194
Net investment income	279	277	296	275	280	279	280
Other revenues	126	128	129	132	143	126	143
Total adjusted revenues	4,702	4,655	4,613	4,558	4,825	4,702	4,825

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	3,744	3,659	3,455	3,577	3,711	3,744	3,711
Interest credited to policyholder account balances	33	36	37	39	39	33	39
Capitalization of DAC	(7)	(8)	(6)	(6)	(8)	(7)	(8)
Amortization of DAC and VOBA	11	10	22	10	9	11	9
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	—	1	—	1	—	—	—
Other expenses	638	622	631	640	641	638	641
Total adjusted expenses	4,419	4,320	4,139	4,261	4,392	4,419	4,392
Adjusted earnings before provision for income tax	283	335	474	297	433	283	433
Provision for income tax expense (benefit)	65	74	104	67	91	65	91
Adjusted earnings	218	261	370	230	342	218	342
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$218	$261	$370	$230	$342	$218	$342

Adjusted premiums, fees and other revenues	$4,423	$4,378	$4,317	$4,283	$4,545	$4,423	$4,545

U.S. RETIREMENT AND INCOME SOLUTIONS STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019	March 31, 2018	March 31, 2019

Adjusted revenues
Premiums	$244	$6,359	$1,535	$373	$461	$244	$461
Universal life and investment-type product policy fees	55	63	52	79	76	55	76
Net investment income	1,340	1,400	1,444	1,492	1,395	1,340	1,395
Other revenues	72	70	71	71	72	72	72
Total adjusted revenues	1,711	7,892	3,102	2,015	2,004	1,711	2,004

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	806	6,938	2,144	998	1,071	806	1,071
Interest credited to policyholder account balances	374	403	420	448	462	374	462
Capitalization of DAC	(5)	(1)	(2)	(7)	(8)	(5)	(8)
Amortization of DAC and VOBA	6	6	5	7	5	6	5
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	2	3	2	3	2	2	2
Other expenses	102	107	107	116	114	102	114
Total adjusted expenses	1,285	7,456	2,676	1,565	1,646	1,285	1,646
Adjusted earnings before provision for income tax	426	436	426	450	358	426	358
Provision for income tax expense (benefit)	87	89	87	94	73	87	73
Adjusted earnings	339	347	339	356	285	339	285
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$339	$347	$339	$356	$285	$339	$285

Adjusted premiums, fees and other revenues	$371	$6,492	$1,658	$523	$609	$371	$609
Less: PRT	—	5,952	1,018	(76)	(2)	—	(2)
Adjusted premiums, fees and other revenues, excluding PRT	$371	$540	$640	$599	$611	$371	$611

U.S. PROPERTY & CASUALTY STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019	March 31, 2018	March 31, 2019

Adjusted revenues
Premiums	$879	$892	$908	$914	$898	$879	$898
Universal life and investment-type product policy fees	—	—	—	—	—	—	—
Net investment income	43	42	47	42	44	43	44
Other revenues	6	5	6	5	6	6	6
Total adjusted revenues	928	939	961	961	948	928	948

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	588	636	620	600	591	588	591
Interest credited to policyholder account balances	—	—	—	—	—	—	—
Capitalization of DAC	(94)	(105)	(108)	(100)	(98)	(94)	(98)
Amortization of DAC and VOBA	98	98	101	103	100	98	100
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	221	236	244	238	238	221	238
Total adjusted expenses	813	865	857	841	831	813	831
Adjusted earnings before provision for income tax	115	74	104	120	117	115	117
Provision for income tax expense (benefit)	19	11	18	21	20	19	20
Adjusted earnings	96	63	86	99	97	96	97
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$96	$63	$86	$99	$97	$96	$97

Adjusted premiums, fees and other revenues	$885	$897	$914	$919	$904	$885	$904

U.S. GROUP BENEFITS
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

	For the Three Months Ended
Unaudited (In millions)	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019
Balance, beginning of period	$18,927	$18,958	$18,909	$18,904	$18,924
Premiums and deposits	4,933	4,876	4,784	4,764	5,019
Surrenders and withdrawals	(621)	(617)	(611)	(599)	(597)
Benefit payments	(3,822)	(3,786)	(3,541)	(3,691)	(3,836)
Net flows	490	473	632	474	586
Net transfers from (to) separate account	—	—	(1)	(1)	1
Interest	138	142	145	147	145
Policy charges	(149)	(150)	(147)	(147)	(147)
Other	(448)	(514)	(634)	(453)	(583)
Balance, end of period	$18,958	$18,909	$18,904	$18,924	$18,926

SEPARATE ACCOUNT LIABILITIES

	For the Three Months Ended
Unaudited (In millions)	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019
Balance, beginning of period	$889	$880	$898	$935	$813
Premiums and deposits	63	62	63	64	64
Surrenders and withdrawals	(21)	(16)	(16)	(14)	(18)
Benefit payments	(1)	(1)	(1)	(1)	(1)
Net flows	41	45	46	49	45
Investment performance	3	27	44	(117)	101
Net transfers from (to) general account	—	—	1	1	(1)
Policy charges	(52)	(52)	(53)	(52)	(53)
Other	(1)	(2)	(1)	(3)	(3)
Balance, end of period	$880	$898	$935	$813	$902

U.S. GROUP BENEFITS
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019

Direct and allocated expenses	$325	$310	$313	$319	$310
Pension, postretirement and postemployment benefit costs	7	13	10	8	15
Premium taxes, other taxes, and licenses & fees	83	81	86	83	63
Commissions and other variable expenses	223	218	222	230	253
Other expenses, as reported on an adjusted basis	$638	$622	$631	$640	$641

OTHER STATISTICAL INFORMATION

	For the Three Months Ended
Unaudited (In millions, except ratios)	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019

Group Life (1)
Adjusted premiums, fees and other revenues	$1,739	$1,741	$1,722	$1,688	$1,804
Mortality ratio	88.0%	87.9%	85.0%	89.4%	85.3%
Group Non-Medical Health (2)
Adjusted premiums, fees and other revenues	$1,719	$1,687	$1,713	$1,742	$1,812
Interest adjusted benefit ratio (3)	75.9%	73.1%	68.1%	73.2%	72.9%

(1) Excludes certain experience-rated contracts and includes accidental death and dismemberment.
(2) Includes dental, group and individual disability, accident & health, critical illness, vision and other health.

(3) Reflects actual claims experience and excludes the impact of interest credited on future policyholder benefits. The product within Group Non-Medical Health with interest credited on future policyholder benefits is disability.

U.S. RETIREMENT AND INCOME SOLUTIONS
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

	For the Three Months Ended
Unaudited (In millions)	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019
Balance, beginning of period	$108,147	$108,096	$113,324	$114,796	$113,653
Premiums and deposits	20,064	23,118	21,295	15,711	19,068
Surrenders and withdrawals	(20,895)	(17,158)	(19,576)	(17,014)	(17,356)
Benefit payments	(816)	(928)	(1,002)	(998)	(1,035)
Net flows	(1,647)	5,032	717	(2,301)	677
Net transfers from (to) separate account	(9)	—	—	—	—
Interest	904	969	1,013	1,040	1,052
Policy charges	(34)	(39)	(37)	(10)	(32)
Other	735	(734)	(221)	128	69
Balance, end of period	$108,096	$113,324	$114,796	$113,653	$115,419

SEPARATE ACCOUNT LIABILITIES

	For the Three Months Ended
Unaudited (In millions)	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019
Balance, beginning of period	$80,354	$76,709	$77,223	$70,396	$70,623
Premiums and deposits	1,651	2,234	850	2,355	1,088
Surrenders and withdrawals (1)	(4,567)	(2,133)	(7,370)	(2,276)	(1,164)
Benefit payments	(17)	(34)	(17)	(18)	(16)
Net flows	(2,933)	67	(6,537)	61	(92)
Investment performance	(798)	30	564	(542)	2,741
Net transfers from (to) general account	9	—	—	—	—
Policy charges	(78)	(78)	(74)	(93)	(64)
Other	155	495	(780)	801	483
Balance, end of period	$76,709	$77,223	$70,396	$70,623	$73,691

SYNTHETIC GICS (2)

	For the Three Months Ended
Unaudited (In millions)	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019
Balance, beginning of period	$11,422	$14,174	$17,273	$24,244	$25,700
Premiums and deposits (1)	3,038	3,112	6,956	1,518	776
Surrenders and withdrawals	(361)	(111)	(113)	(232)	(150)
Net flows	2,677	3,001	6,843	1,286	626
Interest	75	98	128	170	175
Balance, end of period	$14,174	$17,273	$24,244	$25,700	$26,501

(1) Includes $2,361 million, $747 million, $6,282 million, $930 million and $0 of transfers from separate account GICs to synthetic GICs at March 31, 2018, June 30, 2018, September 30, 2018, December 31, 2018 and March 31, 2019, respectively. These transfers are reported as surrenders and withdrawals on the separate account liabilities table and premiums and deposits on the synthetic GICs table.

(2) A synthetic GIC is a contract that simulates the performance of a traditional GIC through the use of financial instruments and is reported as a derivative. A key difference between a synthetic GIC and a traditional GIC is that the contractholder owns the assets underlying the synthetic GIC. The assets and corresponding contractholder account balance are not on MetLife, Inc.'s consolidated balance sheet, as they are for a traditional GIC. The contractholder account balance is reported at contract value in the table above.

U.S. RETIREMENT AND INCOME SOLUTIONS
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019

Direct and allocated expenses	$67	$63	$59	$63	$62
Pension, postretirement and postemployment benefit costs	1	2	2	1	3
Premium taxes, other taxes, and licenses & fees	2	6	5	11	5
Commissions and other variable expenses	32	36	41	41	44
Other expenses, as reported on an adjusted basis	$102	$107	$107	$116	$114

SPREAD

	For the Three Months Ended
Unaudited	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019

Investment income yield excluding variable investment income	4.50%	4.73%	4.70%	4.80%	4.52%
Variable investment income yield	0.22%	0.16%	0.21%	0.27%	0.15%
Total investment income yield	4.72%	4.89%	4.91%	5.07%	4.67%
Average crediting rate	3.44%	3.60%	3.66%	3.77%	3.71%
Annualized general account spread	1.28%	1.29%	1.25%	1.30%	0.96%

Annualized general account spread excluding variable investment income yield	1.06%	1.13%	1.04%	1.03%	0.81%

U.S. PROPERTY & CASUALTY
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019

Direct and allocated expenses	$103	$103	$110	$109	$105
Pension, postretirement and postemployment benefit costs	4	4	4	3	2
Premium taxes, other taxes, and licenses & fees	20	26	26	24	22
Commissions and other variable expenses	94	103	104	102	109
Other expenses, as reported on an adjusted basis	$221	$236	$244	$238	$238

NET WRITTEN PREMIUMS BY PRODUCT AND SELECTED FINANCIAL INFORMATION AND SUPPLEMENTAL DATA
	For the Three Months Ended
Unaudited (In millions, except ratios)	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019

Net Written Premiums by Product
Auto	$586	$611	$632	$588	$588
Homeowners & Other	261	330	339	307	277
Total	$847	$941	$971	$895	$865
Selected Financial Information and Supplemental Data (1)
Total Property & Casualty
Net earned premium	$879	$892	$908	$914	$898
Loss and loss adjustment expense ratio	66.9%	71.3%	68.2%	65.6%	65.5%
Other expense ratio	25.3%	25.5%	25.8%	26.2%	26.7%
Total combined ratio	92.2%	96.8%	94.0%	91.8%	92.2%

Effect of catastrophe losses	6.6%	12.1%	5.4%	2.7%	4.6%
Combined ratio excluding catastrophes	85.6%	84.7%	88.6%	89.1%	87.6%
Prior year development	(0.6)%	(0.4)%	(0.3)%	(0.6)%	(0.3)%
Combined ratio excluding catastrophes and prior year development before provision for income tax	86.2%	85.1%	88.9%	89.7%	87.9%
Auto
Net earned premium	$582	$591	$599	$603	$591
Loss and loss adjustment expense ratio	65.8%	66.1%	70.0%	74.0%	67.7%
Other expense ratio	25.5%	25.1%	25.5%	25.5%	26.6%
Total combined ratio	91.3%	91.2%	95.5%	99.5%	94.3%

Effect of catastrophe losses	(0.2)%	0.9%	1.5%	—%	0.4%
Combined ratio excluding catastrophes	91.5%	90.3%	94.0%	99.5%	93.9%
Prior year development	(0.7)%	(0.3)%	(0.4)%	(0.1)%	(0.4)%
Combined ratio excluding catastrophes and prior year development before provision for income tax	92.2%	90.6%	94.4%	99.6%	94.3%
Homeowners & Other
Net earned premium	$297	$301	$309	$311	$307
Loss and loss adjustment expense ratio	68.9%	81.4%	64.7%	49.4%	61.3%
Other expense ratio	24.9%	26.5%	26.5%	27.5%	27.0%
Total combined ratio	93.8%	107.9%	91.2%	76.9%	88.3%

Effect of catastrophe losses	19.8%	34.1%	12.9%	8.0%	12.5%
Combined ratio excluding catastrophes	74.0%	73.8%	78.3%	68.9%	75.8%
Prior year development	(0.4)%	(0.6)%	(0.2)%	(1.5)%	(0.1)%
Combined ratio excluding catastrophes and prior year development before provision for income tax	74.4%	74.4%	78.5%	70.4%	75.9%
Catastrophe Losses Before Provision for Income Tax
Auto	$(1)	$5	$9	$—	$2
Homeowners & Other	59	103	40	25	39
Total	$58	$108	$49	$25	$41

(1) This selected financial information and supplemental data are presented and calculated based on general industry standards.

ASIA STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019	March 31, 2018	March 31, 2019

Adjusted revenues
Premiums	$1,748	$1,654	$1,689	$1,675	$1,699	$1,748	$1,699
Universal life and investment-type product policy fees	394	399	428	409	406	394	406
Net investment income	795	839	830	853	880	795	880
Other revenues	15	13	12	11	16	15	16
Total adjusted revenues	2,952	2,905	2,959	2,948	3,001	2,952	3,001

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	1,343	1,237	1,354	1,392	1,319	1,343	1,319
Interest credited to policyholder account balances	351	362	381	371	403	351	403
Capitalization of DAC	(465)	(495)	(478)	(477)	(479)	(465)	(479)
Amortization of DAC and VOBA	314	313	366	309	307	314	307
Amortization of negative VOBA	(15)	(12)	(4)	(8)	(9)	(15)	(9)
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	952	976	943	969	955	952	955
Total adjusted expenses	2,480	2,381	2,562	2,556	2,496	2,480	2,496
Adjusted earnings before provision for income tax	472	524	397	392	505	472	505
Provision for income tax expense (benefit)	145	161	131	111	149	145	149
Adjusted earnings	327	363	266	281	356	327	356
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$327	$363	$266	$281	$356	$327	$356

Adjusted premiums, fees and other revenues	$2,157	$2,066	$2,129	$2,095	$2,121	$2,157	$2,121

ASIA
ADJUSTED PREMIUMS, FEES AND OTHER REVENUES
	For the Three Months Ended
Unaudited (In millions)	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019

Adjusted premiums, fees and other revenues	$2,157	$2,066	$2,129	$2,095	$2,121

Adjusted premiums, fees and other revenues, on a constant currency basis	$2,101	$2,030	$2,141	$2,127	$2,121
Add: Operating joint ventures, on a constant currency basis (1), (2)	228	213	221	257	250
Adjusted premiums, fees and other revenues, including operating joint ventures, on a constant currency basis	$2,329	$2,243	$2,362	$2,384	$2,371

OTHER EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019

Direct and allocated expenses	$332	$334	$325	$336	$324
Pension, postretirement and postemployment benefit costs	21	20	20	22	23
Premium taxes, other taxes, and licenses & fees	37	44	40	44	43
Commissions and other variable expenses	562	578	558	567	565
Other expenses, as reported on an adjusted basis	$952	$976	$943	$969	$955
Other expenses, as reported on an adjusted basis, net of capitalization of DAC	$487	$481	$465	$492	$476

Other expenses, as reported on an adjusted basis, on a constant currency basis	$932	$960	$949	$983	$955
Add: Operating joint ventures, on a constant currency basis (1), (2)	88	90	96	110	107
Other expenses, as reported on an adjusted basis, including operating joint ventures, on a constant currency basis	$1,020	$1,050	$1,045	$1,093	$1,062
Other expenses, as reported on an adjusted basis, including operating joint ventures, net of capitalization of DAC, on a constant currency basis	$527	$528	$525	$565	$544

SALES ON A CONSTANT CURRENCY BASIS
	For the Three Months Ended
Unaudited (In millions)	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019

Japan:
Life	$164	$165	$165	$183	$174
Accident & Health	80	92	105	101	113
Annuities	167	199	180	126	178
Other	2	2	1	2	1
Total Japan	413	458	451	412	466
Other Asia	225	218	263	221	232
Total sales	$638	$676	$714	$633	$698

OTHER STATISTICAL INFORMATION

	For the Three Months Ended
Unaudited (In millions)	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019

Adjusted earnings available to common shareholders	$327	$363	$266	$281	$356
Adjusted earnings available to common shareholders, on a constant currency basis	$316	$355	$265	$282	$356

(1) Adjusted premiums, universal life and investment-type product policy fees, other revenues and other expenses are reported as part of net investment income on the statement of adjusted earnings available to common shareholders for operating joint ventures.

(2) Includes MetLife, Inc.'s percentage interest in operating joint ventures of: (i) Vietnam, (ii) China, (iii) Malaysia and (iv) India.

LATIN AMERICA STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019	March 31, 2018	March 31, 2019

Adjusted revenues
Premiums	$699	$688	$692	$681	$646	$699	$646
Universal life and investment-type product policy fees	282	275	229	264	284	282	284
Net investment income	276	327	339	297	296	276	296
Other revenues	8	9	7	11	12	8	12
Total adjusted revenues	1,265	1,299	1,267	1,253	1,238	1,265	1,238

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	646	660	670	626	597	646	597
Interest credited to policyholder account balances	98	95	102	99	94	98	94
Capitalization of DAC	(94)	(91)	(97)	(95)	(94)	(94)	(94)
Amortization of DAC and VOBA	60	71	5	73	78	60	78
Amortization of negative VOBA	—	—	(1)	—	—	—	—
Interest expense on debt	2	1	2	1	1	2	1
Other expenses	338	363	351	369	366	338	366
Total adjusted expenses	1,050	1,099	1,032	1,073	1,042	1,050	1,042
Adjusted earnings before provision for income tax	215	200	235	180	196	215	196
Provision for income tax expense (benefit)	75	55	65	43	62	75	62
Adjusted earnings	140	145	170	137	134	140	134
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$140	$145	$170	$137	$134	$140	$134

Adjusted premiums, fees and other revenues	$989	$972	$928	$956	$942	$989	$942

LATIN AMERICA
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019

Direct and allocated expenses	$105	$142	$128	$148	$148
Pension, postretirement and postemployment benefit costs	1	1	1	1	1
Premium taxes, other taxes, and licenses & fees	17	15	16	18	15
Commissions and other variable expenses	215	205	206	202	202
Other expenses, as reported on an adjusted basis	$338	$363	$351	$369	$366
Other expenses, as reported on an adjusted basis, net of capitalization of DAC	$244	$272	$254	$274	$272
Other expenses, as reported on an adjusted basis, on a constant currency basis	$300	$342	$349	$377	$366
Other expenses, as reported on an adjusted basis, net of capitalization of DAC, on a constant currency basis	$213	$255	$253	$280	$272

SALES ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019

Mexico	$75	$78	$76	$85	$110
Chile	81	80	86	83	76
All other	47	48	47	59	39
Total sales	$203	$206	$209	$227	$225

OTHER STATISTICAL INFORMATION

	For the Three Months Ended
Unaudited (In millions)	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019

Adjusted premiums, fees and other revenues	$989	$972	$928	$956	$942
Adjusted earnings available to common shareholders	$140	$145	$170	$137	$134

Adjusted premiums, fees and other revenues, on a constant currency basis	$909	$934	$922	$979	$942
Adjusted earnings available to common shareholders, on a constant currency basis	$135	$127	$168	$142	$134

EMEA STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019	March 31, 2018	March 31, 2019

Adjusted revenues
Premiums	$551	$546	$514	$520	$542	$551	$542
Universal life and investment-type product policy fees	112	107	105	107	103	112	103
Net investment income	75	73	73	72	74	75	74
Other revenues	16	20	15	15	14	16	14
Total adjusted revenues	754	746	707	714	733	754	733

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	294	286	281	266	284	294	284
Interest credited to policyholder account balances	25	26	24	25	24	25	24
Capitalization of DAC	(118)	(121)	(109)	(120)	(117)	(118)	(117)
Amortization of DAC and VOBA	106	108	110	110	92	106	92
Amortization of negative VOBA	(6)	(4)	(2)	(3)	(1)	(6)	(1)
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	351	339	333	355	338	351	338
Total adjusted expenses	652	634	637	633	620	652	620
Adjusted earnings before provision for income tax	102	112	70	81	113	102	113
Provision for income tax expense (benefit)	21	26	15	26	27	21	27
Adjusted earnings	81	86	55	55	86	81	86
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$81	$86	$55	$55	$86	$81	$86

Adjusted premiums, fees and other revenues	$679	$673	$634	$642	$659	$679	$659

EMEA
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019

Direct and allocated expenses	$136	$113	$127	$135	$122
Pension, postretirement and postemployment benefit costs	2	3	2	2	1
Premium taxes, other taxes, and licenses & fees	7	6	10	10	8
Commissions and other variable expenses	206	217	194	208	207
Other expenses, as reported on an adjusted basis	$351	$339	$333	$355	$338
Other expenses, as reported on an adjusted basis, net of capitalization of DAC	$233	$218	$224	$235	$221
Other expenses, as reported on an adjusted basis, on a constant currency basis	$328	$325	$330	$355	$338
Other expenses, as reported on an adjusted basis, net of capitalization of DAC, on a constant currency basis	$220	$210	$222	$235	$221

OTHER STATISTICAL INFORMATION
	For the Three Months Ended
Unaudited (In millions)	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019

Adjusted premiums, fees and other revenues	$679	$673	$634	$642	$659
Adjusted earnings available to common shareholders	$81	$86	$55	$55	$86

Adjusted premiums, fees and other revenues, on a constant currency basis	$630	$643	$628	$643	$659
Adjusted earnings available to common shareholders, on a constant currency basis	$70	$79	$54	$55	$86
Total sales on a constant currency basis	$248	$214	$185	$201	$255

METLIFE HOLDINGS STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019	March 31, 2018	March 31, 2019

Adjusted revenues
Premiums	$950	$957	$949	$1,023	$927	$950	$927
Universal life and investment-type product policy fees	314	301	286	317	274	314	274
Net investment income	1,352	1,329	1,375	1,323	1,287	1,352	1,287
Other revenues	67	68	70	45	67	67	67
Total adjusted revenues	2,683	2,655	2,680	2,708	2,555	2,683	2,555

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	1,550	1,706	1,766	1,811	1,648	1,550	1,648
Interest credited to policyholder account balances	236	235	238	235	226	236	226
Capitalization of DAC	(10)	(10)	(8)	(8)	(6)	(10)	(6)
Amortization of DAC and VOBA	100	101	13	118	63	100	63
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	2	2	2	3	2	2	2
Other expenses	276	275	264	266	227	276	227
Total adjusted expenses	2,154	2,309	2,275	2,425	2,160	2,154	2,160
Adjusted earnings before provision for income tax	529	346	405	283	395	529	395
Provision for income tax expense (benefit)	104	66	78	60	78	104	78
Adjusted earnings	425	280	327	223	317	425	317
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$425	$280	$327	$223	$317	$425	$317

Adjusted premiums, fees and other revenues	$1,331	$1,326	$1,305	$1,385	$1,268	$1,331	$1,268

METLIFE HOLDINGS
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

LIFE & OTHER (1)

	For the Three Months Ended
Unaudited (In millions)	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019
Balance, beginning of period	$80,795	$79,992	$80,103	$80,258	$80,734
Premiums and deposits (2), (3)	1,243	1,200	1,234	1,321	1,195
Surrenders and withdrawals	(638)	(602)	(628)	(627)	(617)
Benefit payments	(733)	(703)	(747)	(721)	(843)
Net flows	(128)	(105)	(141)	(27)	(265)
Net transfers from (to) separate account	8	12	19	4	12
Interest	811	816	821	827	823
Policy charges	(199)	(193)	(192)	(196)	(191)
Other	(1,295)	(419)	(352)	(132)	(468)
Balance, end of period	$79,992	$80,103	$80,258	$80,734	$80,645

ANNUITIES	For the Three Months Ended
Unaudited (In millions)	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019
Balance, beginning of period	$20,791	$20,419	$20,153	$19,925	$19,784
Premiums and deposits (2), (3)	109	110	97	99	111
Surrenders and withdrawals	(450)	(397)	(424)	(525)	(497)
Benefit payments	(170)	(171)	(145)	(149)	(173)
Net flows	(511)	(458)	(472)	(575)	(559)
Net transfers from (to) separate account	33	60	89	74	89
Interest	154	149	151	145	141
Policy charges	(5)	(5)	(4)	(4)	(4)
Other	(43)	(12)	8	219	(80)
Balance, end of period	$20,419	$20,153	$19,925	$19,784	$19,371

SEPARATE ACCOUNT LIABILITIES

LIFE & OTHER
	For the Three Months Ended
Unaudited (In millions)	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019
Balance, beginning of period	$5,855	$5,167	$5,254	$5,450	$4,660
Premiums and deposits (3)	71	66	65	66	67
Surrenders and withdrawals	(59)	(66)	(66)	(56)	(59)
Benefit payments	(8)	(8)	(8)	(21)	(8)
Net flows	4	(8)	(9)	(11)	—
Investment performance	(9)	200	294	(713)	638
Net transfers from (to) general account	(8)	(12)	(19)	(4)	(12)
Policy charges	(68)	(67)	(66)	(67)	(65)
Other	(607)	(26)	(4)	5	(1)
Balance, end of period	$5,167	$5,254	$5,450	$4,660	$5,220

ANNUITIES
	For the Three Months Ended
Unaudited (In millions)	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019
Balance, beginning of period	$45,678	$43,958	$43,241	$43,128	$37,549
Premiums and deposits (3)	107	108	80	90	92
Surrenders and withdrawals	(1,188)	(1,201)	(1,149)	(1,131)	(978)
Benefit payments	(113)	(106)	(101)	(94)	(100)
Net flows	(1,194)	(1,199)	(1,170)	(1,135)	(986)
Investment performance	(275)	766	1,369	(4,157)	3,854
Net transfers from (to) general account	(33)	(60)	(89)	(74)	(89)
Policy charges	(218)	(225)	(221)	(213)	(191)
Other	—	1	(2)	—	(1)
Balance, end of period	$43,958	$43,241	$43,128	$37,549	$40,136

(1) Long-Term Care and Japan reinsurance are reported as part of "Other" within Life & Other.
(2) Includes premiums and deposits directed to the general account investment option of variable products.
(3) Includes company-sponsored internal exchanges.

METLIFE HOLDINGS
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019

Direct and allocated expenses	$184	$181	$175	$182	$146
Pension, postretirement and postemployment benefit costs	5	7	6	5	8
Premium taxes, other taxes, and licenses & fees	20	19	20	15	18
Commissions and other variable expenses	67	68	63	64	55
Other expenses, as reported on an adjusted basis	$276	$275	$264	$266	$227

OTHER STATISTICAL INFORMATION

	For the Three Months Ended
	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019
Unaudited (In millions, except ratios)

Life (1)
Adjusted premiums, fees and other revenues	$879	$881	$872	$964	$849
Interest adjusted benefit ratio	47.6%	52.6%	64.6%	58.0%	50.0%

Lapse Ratio (2)
Traditional life	4.9%	4.9%	5.0%	5.2%	4.8%
Variable & universal life	4.3%	4.3%	4.4%	4.4%	4.3%
Fixed annuity	7.0%	7.3%	7.6%	8.6%	10.2%
Variable annuity	9.0%	9.5%	10.0%	10.2%	10.1%

(1) Represents traditional life and variable & universal life, components of Life & Other.
(2) Lapse ratios are calculated based on the average of the most recent 12 months of experience.

CORPORATE & OTHER STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019	March 31, 2018	March 31, 2019
Adjusted revenues
Premiums	$13	$6	$(33)	$132	$24	$13	$24
Universal life and investment-type product policy fees	—	—	—	—	1	—	1
Net investment income	59	40	58	21	25	59	25
Other revenues	81	79	86	87	94	81	94
Total adjusted revenues	153	125	111	240	144	153	144

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	(3)	3	(38)	118	20	(3)	20
Interest credited to policyholder account balances	—	—	—	—	—	—	—
Capitalization of DAC	(2)	(3)	(2)	(1)	(2)	(2)	(2)
Amortization of DAC and VOBA	2	1	2	1	1	2	1
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	280	272	246	234	229	280	229
Other expenses	232	259	314	102	222	232	222
Total adjusted expenses	509	532	522	454	470	509	470
Adjusted earnings before provision for income tax	(356)	(407)	(411)	(214)	(326)	(356)	(326)
Provision for income tax expense (benefit)	(159)	(234)	(206)	(226)	(165)	(159)	(165)
Adjusted earnings	(197)	(173)	(205)	12	(161)	(197)	(161)
Preferred stock dividends	6	46	32	57	32	6	32
Adjusted earnings available to common shareholders	$(203)	$(219)	$(237)	$(45)	$(193)	$(203)	$(193)

Adjusted premiums, fees and other revenues	$94	$85	$53	$219	$119	$94	$119

ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS BY SOURCE
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019	March 31, 2018	March 31, 2019

Business activities	$6	$12	$13	$10	$13	$6	$13
Net investment income	57	50	107	49	29	57	29
Interest expense on debt	(293)	(282)	(256)	(245)	(239)	(293)	(239)
Corporate initiatives and projects	(39)	(97)	(132)	(137)	(100)	(39)	(100)
Other	(87)	(90)	(101)	(90)	(29)	(87)	(29)
Provision for income tax expense (benefit) and other tax-related items	159	234	164	425	165	159	165
Preferred stock dividends	(6)	(46)	(32)	(57)	(32)	(6)	(32)
Adjusted earnings available to common shareholders	$(203)	$(219)	$(237)	$(45)	$(193)	$(203)	$(193)

INVESTMENTS INVESTMENT PORTFOLIO RESULTS BY ASSET CATEGORY AND ANNUALIZED YIELDS
	At or For the Three Months Ended
Unaudited (In millions, except yields)	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019
Fixed Maturity Securities
Yield (1)	4.19%	4.30%	4.30%	4.23%	4.23%
Investment income (2), (3), (4)	$2,839	$2,945	$2,980	$2,914	$2,902
Investment gains (losses) (3)	(95)	(46)	106	40	(24)
Ending carrying value (2), (3)	305,647	306,991	305,520	299,136	309,368
Mortgage Loans
Yield (1)	4.53%	4.59%	4.80%	4.72%	4.73%
Investment income (4)	792	815	859	874	912
Investment gains (losses)	(21)	(15)	4	(24)	(15)
Ending carrying value	71,055	70,852	72,461	75,752	78,601
Real Estate and Real Estate Joint Ventures
Yield (1)	3.39%	4.46%	3.67%	2.83%	2.04%
Investment income (3)	83	109	90	70	50
Investment gains (losses) (3)	25	89	40	172	5
Ending carrying value	9,862	9,741	9,977	9,698	10,022
Policy Loans
Yield (1)	5.12%	5.21%	5.35%	5.16%	5.28%
Investment income	124	127	130	125	128
Ending carrying value	9,744	9,702	9,703	9,699	9,670
Equity Securities
Yield (1)	3.79%	4.94%	4.74%	6.09%	5.43%
Investment income	16	15	14	19	16
Investment gains (losses)	(31)	34	18	(96)	107
Ending carrying value	1,544	1,483	1,479	1,440	1,432
Other Limited Partnership Interests
Yield (1)	15.10%	9.48%	14.86%	12.47%	7.59%
Investment income (3)	219	141	229	203	127
Investment gains (losses) (3)	—	8	1	—	(1)
Ending carrying value	5,876	5,985	6,374	6,613	6,787
Cash and Short-term Investments
Yield (1)	1.87%	2.30%	2.79%	2.67%	3.08%
Investment income	46	61	71	66	79
Investment gains (losses)	(4)	1	(5)	2	—
Ending carrying value	19,048	20,165	17,721	19,758	19,030
Other Invested Assets (1)
Investment income (3)	228	231	211	217	203
Investment gains (losses) (3)	(126)	(58)	17	5	(67)
Ending carrying value	17,486	17,017	16,336	18,190	18,175
Total Investments
Investment income yield (1)	4.50%	4.54%	4.65%	4.54%	4.44%
Investment fees and expenses yield	(0.13)%	(0.12)%	(0.12)%	(0.12)%	(0.14)%
Net Investment Income Yield (1), (3)	4.37%	4.42%	4.53%	4.42%	4.30%
Investment income	$4,347	$4,444	$4,584	$4,488	$4,417
Investment fees and expenses	(128)	(117)	(121)	(113)	(136)
Net investment income including Divested businesses	4,219	4,327	4,463	4,375	4,281
Less: Net investment income from Divested businesses	—	—	1	—	—
Net Investment Income, as reported on an adjusted basis (3)	$4,219	$4,327	$4,462	$4,375	$4,281
Ending Carrying Value (3)	$440,262	$441,936	$439,571	$440,286	$453,085
Gross investment gains	$163	$324	$443	$569	$375
Gross investment losses	(297)	(310)	(232)	(440)	(271)
Writedowns	(118)	(1)	(30)	(30)	(99)
Investment Portfolio Gains (Losses) (3)	(252)	13	181	99	5
Investment portfolio gains (losses) income tax (expense) benefit	51	(39)	(77)	(10)	(17)
Investment Portfolio Gains (Losses), Net of Income Tax	$(201)	$(26)	$104	$89	$(12)

Derivative gains (losses) (3)	$244	$(172)	$(497)	$824	$15
Derivative gains (losses) income tax (expense) benefit	(84)	57	125	(201)	(18)
Derivative Gains (Losses), Net of Income Tax	$160	$(115)	$(372)	$623	$(3)

(1) This yield table presentation is consistent with how we measure our investment performance for management purposes, and we believe it enhances understanding of our investment portfolio results. We calculate yields using investment income, as reported on an adjusted basis, as a percent of average quarterly asset carrying values. Investment income excludes recognized gains and losses, includes the impact of changes in foreign currency exchange rates and reflects the adjustments described on Page A-7 and presented on Page A-1. Asset carrying values exclude unrealized gains (losses), collateral received in connection with our securities lending program, annuities funding structured settlement claims, freestanding derivative assets, collateral received from derivative counterparties, the effects of consolidating under GAAP certain VIEs that are treated as CSEs, contractholder-directed equity securities and Brighthouse Financial, Inc. common stock. A yield is not presented for other invested assets, as it is not considered a meaningful measure of performance for this asset class.

(2) Fixed maturity securities includes $936 million, $660 million, $680 million, $871 million and $958 million in ending carrying value, and $6 million, $8 million, $11 million, $26 million and $55 million of investment income related to fair value option securities at or for the three months ended March 31, 2018, June 30, 2018, September 30, 2018, December 31, 2018 and March 31, 2019, respectively.

(3) The following yield table line items differ from their respective most directly comparable GAAP financial measure as indicated: A) Fixed maturity securities, which includes contractholder-directed equity securities and fair value option securities, ending carrying value excludes (i) contractholder-directed equity securities and Brighthouse Financial, Inc. common stock of $15,502 million, $13,182 million, $12,855 million, $11,741 million and $12,284 million and (ii) the effects of consolidating under GAAP certain VIEs that are treated as CSEs of $6 million, $6 million, $5 million, $4 million and $3 million at March 31, 2018, June 30, 2018, September 30, 2018, December 31, 2018 and March 31, 2019, respectively; B) Net investment income, as reported on an adjusted basis, reflects the adjustments as presented on Page 5; C) Investment portfolio gains (losses), reflects the non-GAAP adjustments as presented below; and D) Derivative gains (losses), reflects the non-GAAP adjustments as presented below:

	For the Three Months Ended
	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019
Net investment gains (losses) - GAAP basis	$(333)	$(227)	$117	$145	$15
Less: Operating joint venture adjustments	(1)	—	—	—	—
Less: Partnerships at fair value	(5)	(1)	12	6	(15)
Less: Other gains (losses) reported in net investment gains (losses) on GAAP basis	(75)	(239)	(76)	40	25
Investment portfolio gains (losses) - in above yield table	$(252)	$13	$181	$99	$5

	For the Three Months Ended
	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019
Net derivative gains (losses) - GAAP basis	$349	$(59)	$(378)	$939	$115
Less: Investment hedge adjustments	110	119	125	121	105
Less: Settlement of foreign currency earnings hedges	(4)	(5)	(5)	(5)	(2)
Less: PAB hedge adjustments	(1)	(1)	(1)	(1)	(3)
Derivative gains (losses) - in above yield table	$244	$(172)	$(497)	$824	$15

(4) Investment income from fixed maturity securities and mortgage loans includes prepayment fees.

INVESTMENTS INVESTMENT PORTFOLIO RESULTS BY ASSET CATEGORY AND ANNUALIZED YIELDS
	At or For the Year-to-Date Period Ended
Unaudited (In millions, except yields)	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019
Fixed Maturity Securities
Yield (1)	4.19%	4.24%	4.26%	4.26%	4.23%
Investment income (2), (3), (4)	$2,839	$5,784	$8,764	$11,678	$2,902
Investment gains (losses) (3)	(95)	(141)	(35)	5	(24)
Ending carrying value (2), (3)	305,647	306,991	305,520	299,136	309,368
Mortgage Loans
Yield (1)	4.53%	4.56%	4.64%	4.66%	4.73%
Investment income (4)	792	1,607	2,466	3,340	912
Investment gains (losses)	(21)	(36)	(32)	(56)	(15)
Ending carrying value	71,055	70,852	72,461	75,752	78,601
Real Estate and Real Estate Joint Ventures
Yield (1)	3.39%	3.93%	3.84%	3.59%	2.04%
Investment income (3)	83	192	282	352	50
Investment gains (losses) (3)	25	114	154	326	5
Ending carrying value	9,862	9,741	9,977	9,698	10,022
Policy Loans
Yield (1)	5.12%	5.16%	5.23%	5.21%	5.28%
Investment income	124	251	381	506	128
Ending carrying value	9,744	9,702	9,703	9,699	9,670
Equity Securities
Yield (1)	3.79%	4.28%	4.41%	4.79%	5.43%
Investment income	16	31	45	64	16
Investment gains (losses)	(31)	3	21	(75)	107
Ending carrying value	1,544	1,483	1,479	1,440	1,432
Other Limited Partnership Interests
Yield (1)	15.10%	12.26%	13.15%	12.97%	7.59%
Investment income (3)	219	360	589	792	127
Investment gains (losses) (3)	—	8	9	9	(1)
Ending carrying value	5,876	5,985	6,374	6,613	6,787
Cash and Short-term Investments
Yield (1)	1.87%	2.09%	2.33%	2.41%	3.08%
Investment income	46	107	178	244	79
Investment gains (losses)	(4)	(3)	(8)	(6)	—
Ending carrying value	19,048	20,165	17,721	19,758	19,030
Other Invested Assets (1)
Investment income (3)	228	459	670	887	203
Investment gains (losses) (3)	(126)	(184)	(167)	(162)	(67)
Ending carrying value	17,486	17,017	16,336	18,190	18,175
Total Investments
Investment income yield (1)	4.50%	4.52%	4.57%	4.56%	4.44%
Investment fees and expenses yield	(0.13)%	(0.13)%	(0.13)%	(0.12)%	(0.14)%
Net Investment Income Yield (1), (3)	4.37%	4.39%	4.44%	4.44%	4.30%
Investment income	$4,347	$8,791	$13,375	$17,863	$4,417
Investment fees and expenses	(128)	(245)	(366)	(479)	(136)
Net investment income including Divested businesses	4,219	8,546	13,009	17,384	4,281
Less: Net investment income from Divested businesses	—	—	1	1	—
Net Investment Income, as reported on an adjusted basis (3)	$4,219	$8,546	$13,008	$17,383	$4,281
Ending Carrying Value (3)	$440,262	$441,936	$439,571	$440,286	$453,085
Gross investment gains	$163	$487	$930	$1,499	$375
Gross investment losses	(297)	(607)	(839)	(1,279)	(271)
Writedowns	(118)	(119)	(149)	(179)	(99)
Investment Portfolio Gains (Losses) (3)	(252)	(239)	(58)	41	5
Investment portfolio gains (losses) income tax (expense) benefit	51	12	(65)	(75)	(17)
Investment Portfolio Gains (Losses), Net of Income Tax	$(201)	$(227)	$(123)	$(34)	$(12)

Derivative gains (losses) (3)	$244	$72	$(425)	$399	$15
Derivative gains (losses) income tax (expense) benefit	(84)	(27)	98	(103)	(18)
Derivative Gains (Losses), Net of Income Tax	$160	$45	$(327)	$296	$(3)

(1) This yield table presentation is consistent with how we measure our investment performance for management purposes, and we believe it enhances understanding of our investment portfolio results. We calculate yields using investment income, as reported on an adjusted basis, as a percent of average quarterly asset carrying values. Investment income excludes recognized gains and losses, includes the impact of changes in foreign currency exchange rates and reflects the adjustments described on Page A-7 and presented on Page A-1. Asset carrying values exclude unrealized gains (losses), collateral received in connection with our securities lending program, annuities funding structured settlement claims, freestanding derivative assets, collateral received from derivative counterparties, the effects of consolidating under GAAP certain VIEs that are treated as CSEs, contractholder-directed equity securities and Brighthouse Financial, Inc. common stock. A yield is not presented for other invested assets, as it is not considered a meaningful measure of performance for this asset class.

(2) Fixed maturity securities includes $936 million, $660 million, $680 million, $871 million and $958 million in ending carrying value, and $6 million, $14 million, $25 million, $51 million and $55 million of investment income related to fair value option securities at or for the year-to-date period ended March 31, 2018, June 30, 2018, September 30, 2018, December 31, 2018 and March 31, 2019, respectively.

(3) The following yield table line items differ from their respective most directly comparable GAAP financial measure as indicated: A) Fixed maturity securities, which includes contractholder-directed equity securities and fair value option securities, ending carrying value excludes (i) contractholder-directed equity securities and Brighthouse Financial, Inc. common stock of $15,502 million, $13,182 million, $12,855 million, $11,741 million and $12,284 million and (ii) the effects of consolidating under GAAP certain VIEs that are treated as CSEs of $6 million, $6 million, $5 million, $4 million and $3 million at March 31,2018, June 30, 2018, September 30, 2018, December 31, 2018 and March 31, 2019, respectively; B) Net investment income, as reported on an adjusted basis, reflects the adjustments as presented on Page 5; C) Investment portfolio gains (losses), reflects the non-GAAP adjustments as presented below; and D) Derivative gains (losses), reflects the non-GAAP adjustments as presented below:

	For the Year-to-Date Period Ended
	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019
Net investment gains (losses) - GAAP basis	$(333)	$(560)	$(443)	$(298)	$15
Less: Operating joint venture adjustments	(1)	(1)	(1)	(1)	—
Less: Partnerships at fair value	(5)	(6)	6	12	(15)
Less: Other gains (losses) reported in net investment gains (losses) on GAAP basis	(75)	(314)	(390)	(350)	25
Investment portfolio gains (losses) - in above yield table	$(252)	$(239)	$(58)	$41	$5

	For the Year-to-Date Period Ended
	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019
Net derivative gains (losses) - GAAP basis	$349	$290	$(88)	$851	$115
Less: Investment hedge adjustments	110	229	354	475	105
Less: Settlement of foreign currency earnings hedges	(4)	(9)	(14)	(19)	(2)
Less: PAB hedge adjustments	(1)	(2)	(3)	(4)	(3)
Derivative gains (losses) - in above yield table	$244	$72	$(425)	$399	$15

(4) Investment income from fixed maturity securities and mortgage loans includes prepayment fees.

INVESTMENTS
SUMMARY OF FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE BY SECTOR AND QUALITY DISTRIBUTION

		March 31, 2018		June 30, 2018		September 30, 2018		December 31, 2018		March 31, 2019
Unaudited (In millions, except ratios)		Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

U.S. corporate securities		$81,834	26.8%	$84,026	27.5%	$83,795	27.5%	$78,948	26.4%	$80,146	26.0%
Foreign government securities		64,510	21.2%	61,682	20.1%	60,472	19.8%	62,288	20.9%	64,955	21.1%
Foreign corporate securities		55,463	18.2%	54,277	17.7%	54,220	17.8%	56,703	19.0%	59,945	19.4%
U.S. government and agency securities		43,827	14.4%	45,387	14.8%	45,572	14.9%	39,322	13.2%	41,008	13.3%
Residential mortgage-backed securities		27,411	9.0%	27,845	9.1%	27,658	9.1%	27,961	9.4%	28,360	9.2%
Asset-backed securities		11,764	3.9%	12,866	4.2%	12,815	4.2%	12,472	4.2%	12,631	4.1%
Municipals		12,192	4.0%	12,026	3.9%	11,600	3.8%	11,533	3.9%	11,898	3.8%
Commercial mortgage-backed securities		7,710	2.5%	8,222	2.7%	8,708	2.9%	9,038	3.0%	9,467	3.1%
Total Fixed Maturity Securities Available-For-Sale		$304,711	100.0%	$306,331	100.0%	$304,840	100.0%	$298,265	100.0%	$308,410	100.0%

NAIC	NRSRO
DESIGNATION	RATING
1	Aaa / Aa / A	$214,446	70.4%	$215,582	70.4%	$213,898	70.2%	$208,806	70.0%	$216,343	70.1%
2	Baa	72,531	23.8%	73,442	24.0%	74,059	24.3%	73,141	24.5%	75,769	24.6%
3	Ba	11,551	3.8%	11,189	3.6%	11,042	3.6%	11,158	3.7%	11,350	3.7%
4	B	5,332	1.7%	5,268	1.7%	5,062	1.7%	4,498	1.6%	4,324	1.4%
5	Caa and lower	827	0.3%	826	0.3%	755	0.2%	647	0.2%	591	0.2%
6	In or near default	24	—%	24	—%	24	—%	15	—%	33	—%
Total Fixed Maturity Securities Available-For-Sale (1)		$304,711	100.0%	$306,331	100.0%	$304,840	100.0%	$298,265	100.0%	$308,410	100.0%

GROSS UNREALIZED GAINS AND LOSSES AGING SCHEDULE
FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE (2)

		March 31, 2018		June 30, 2018		September 30, 2018		December 31, 2018		March 31, 2019
Unaudited (In millions, except ratios)		Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Less than 20%		$3,251	94.7%	$4,557	95.0%	$4,924	94.4%	$5,340	89.7%	$2,563	91.2%
20% or more for less than six months		97	2.8%	174	3.6%	214	4.1%	460	7.7%	135	4.8%
20% or more for six months or greater		85	2.5%	67	1.4%	77	1.5%	155	2.6%	113	4.0%
Total Gross Unrealized Losses		$3,433	100.0%	$4,798	100.0%	$5,215	100.0%	$5,955	100.0%	$2,811	100.0%

Total Gross Unrealized Gains		$21,045		$18,872		$16,787		$17,404		$22,662

(1) Amounts presented are based on ratings of NRSRO and the applicable NAIC designation from the NAIC published comparison of NRSRO ratings to NAIC designations, except for certain structured securities described below. NRSRO ratings are based on availability of applicable ratings. If no NRSRO rating is available, then an internally developed rating is used. Amounts presented for certain structured securities (i.e., non-agency residential mortgage-backed securities and commercial mortgage-backed securities) held by MetLife, Inc.'s insurance subsidiaries that maintain the NAIC statutory basis of accounting reflect designations based on revised NAIC methodologies. The NAIC's present methodology is to evaluate certain structured securities held by insurers using the revised NAIC methodologies on an annual basis. An internally developed designation is used until a final designation becomes available from the NAIC annual review. These revised NAIC designations may not correspond to NRSRO ratings.

(2) MetLife's review of its fixed maturity securities for impairments includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below amortized cost by less than 20%; (ii) securities where the estimated fair value had declined and remained below amortized cost by 20% or more for less than six months; and (iii) securities where the estimated fair value had declined and remained below amortized cost by 20% or more for six months or greater.

INVESTMENTS
SUMMARY OF MORTGAGE LOANS

Unaudited (In millions)	March 31, 2018		June 30, 2018		September 30, 2018		December 31, 2018		March 31, 2019

Commercial mortgage loans	$46,690		$46,075		$47,460		$48,463		$49,960
Agricultural mortgage loans	13,098		13,293		13,677		14,905		15,130
Residential mortgage loans	11,594		11,809		11,660		12,726		13,861
Total Mortgage Loans	71,382		71,177		72,797		76,094		78,951
Valuation allowances	(327)		(325)		(336)		(342)		(350)
Total Mortgage Loans, net	$71,055		$70,852		$72,461		$75,752		$78,601

SUMMARY OF COMMERCIAL MORTGAGE LOANS BY REGION AND PROPERTY TYPE

	March 31, 2018		June 30, 2018		September 30, 2018		December 31, 2018		March 31, 2019
Unaudited (In millions, except ratios)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Pacific	$10,583	22.7%	$10,695	23.2%	$10,878	22.9%	$10,884	22.5%	$10,683	21.4%
International	9,500	20.3%	8,869	19.2%	9,497	20.0%	9,281	19.1%	9,727	19.5%
Middle Atlantic	7,467	16.0%	7,455	16.2%	7,434	15.7%	7,911	16.3%	7,873	15.7%
South Atlantic	5,552	11.9%	5,534	12.0%	5,789	12.2%	6,347	13.1%	6,427	12.9%
West South Central	3,664	7.8%	3,775	8.2%	4,001	8.4%	3,951	8.1%	4,299	8.6%
East North Central	2,687	5.7%	2,573	5.6%	2,768	5.8%	2,840	5.9%	3,269	6.5%
Mountain	1,355	2.9%	1,364	3.0%	1,378	2.9%	1,387	2.9%	1,501	3.0%
New England	1,129	2.4%	1,127	2.4%	1,141	2.4%	1,481	3.1%	1,479	3.0%
West North Central	589	1.3%	598	1.3%	596	1.3%	594	1.2%	594	1.2%
East South Central	963	2.1%	968	2.1%	1,072	2.3%	564	1.2%	563	1.1%
Multi-Region and Other	3,201	6.9%	3,117	6.8%	2,906	6.1%	3,223	6.6%	3,545	7.1%
Total	$46,690	100.0%	$46,075	100.0%	$47,460	100.0%	$48,463	100.0%	$49,960	100.0%

Office	$23,474	50.3%	$23,295	50.5%	$24,096	50.8%	$23,995	49.5%	$24,514	49.1%
Retail	8,247	17.7%	8,462	18.4%	8,701	18.3%	9,089	18.7%	9,387	18.8%
Apartment	6,600	14.1%	6,397	13.9%	6,416	13.5%	7,018	14.5%	6,943	13.9%
Industrial	3,699	7.9%	3,736	8.1%	3,775	8.0%	3,719	7.7%	3,761	7.5%
Hotel	3,797	8.1%	3,317	7.2%	3,327	7.0%	3,479	7.2%	3,716	7.4%
Other	873	1.9%	868	1.9%	1,145	2.4%	1,163	2.4%	1,639	3.3%
Total	$46,690	100.0%	$46,075	100.0%	$47,460	100.0%	$48,463	100.0%	$49,960	100.0%

Appendix

APPENDIX METLIFE RECONCILIATION DETAIL

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019	March 31, 2018	March 31, 2019

Reconciliation to Adjusted Earnings Available to Common Shareholders
Net income (loss) available to MetLIfe, Inc.'s common shareholders	$1,247	$845	$880	$2,010	$1,349	$1,247	$1,349
Add: Preferred stock dividends	6	46	32	57	32	6	32
Add: Net Income (loss) attributable to noncontrolling interests	4	3	3	(5)	4	4	4
Less: Income (loss) from discontinued operations, net of income tax	—	—	—	—	—	—	—
Income (loss) from continuing operations, net of income tax	1,257	894	915	2,062	1,385	$1,257	$1,385
Less: adjustments from income (loss) from continuing operations, net of income tax, to adjusted earnings:
Net investment gains (losses)	(333)	(227)	117	145	15	(333)	15
Net derivative gains (losses)	349	(59)	(378)	939	115	349	115
Premiums - Divested businesses	—	—	—	—	—	—	—
Universal life and investment-type product policy fees
Unearned revenue adjustments	(5)	(5)	11	(8)	—	(5)	—
GMIB fees	30	31	32	27	27	30	27
Divested businesses	7	—	—	—	—	7	—
Net investment income
Investment hedge adjustments	(110)	(119)	(125)	(121)	(105)	(110)	(105)
Operating joint venture adjustments	1	—	—	—	—	1	—
Unit-linked contract income	(353)	286	149	(765)	736	(353)	736
Securitization entities income	—	—	—	—	—	—	—
Certain partnership distributions	(12)	(21)	(1)	(27)	(4)	(12)	(4)
Divested businesses	—	—	1	—	—	—	—
Other revenues
Settlement of foreign currency earnings hedges	4	5	5	5	2	4	2
TSA fees	79	78	78	70	68	79	68
Divested businesses	—	—	—	—	—	—	—
Policyholder benefits and claims and policyholder dividends
PDO adjustments	—	—	—	—	—	—	—
Inflation and pass-through adjustments	(41)	—	13	(1)	(79)	(41)	(79)
GMIB costs	(5)	(51)	(168)	78	(56)	(5)	(56)
Market value adjustments	(1)	1	—	1	4	(1)	4
Divested businesses	—	—	—	—	—	—	—
Interest credited to policyholder account balances
PAB hedge adjustments	1	1	1	1	3	1	3
Unit-linked contract costs	347	(268)	(133)	730	(716)	347	(716)
Divested businesses	—	—	—	—	—	—	—
Capitalization of DAC - Divested businesses	1	—	—	—	—	1	—
Amortization of DAC and VOBA
Related to NIGL and NDGL	14	10	(89)	(44)	24	14	24
Related to GMIB fees and GMIB costs	(10)	(9)	(19)	(68)	7	(10)	7
Related to market value adjustments	—	—	—	—	—	—	—
Divested businesses	—	—	—	—	—	—	—
Amortization of negative VOBA
Related to market value adjustments	1	—	—	—	—	1	—
Divested businesses	—	—	—	—	—	—	—
Interest expense on debt
Securitization entities debt expense	—	—	—	—	—	—	—
Divested businesses	—	(30)	(15)	(18)	—	—	—
Other expenses
Noncontrolling interest	7	5	3	(5)	6	7	6
Regulatory implementation costs	(1)	(2)	(3)	(5)	(3)	(1)	(3)
Acquisition, integration and other costs	(11)	(14)	(13)	14	(23)	(11)	(23)
TSA fees	(79)	(78)	(78)	(70)	(68)	(79)	(68)
Divested businesses	(10)	(53)	(9)	4	—	(10)	—
Goodwill impairment	—	—	—	—	—	—	—
Provision for income tax (expense) benefit	(42)	41	128	(213)	(24)	(42)	(24)
Adjusted earnings	1,429	1,372	1,408	1,393	1,456	1,429	1,456
Less: Preferred stock dividends	6	46	32	57	32	6	32
Adjusted earnings available to common shareholders	$1,423	$1,326	$1,376	$1,336	$1,424	$1,423	$1,424

APPENDIX METLIFE NOTABLE ITEMS (1)

METLIFE TOTAL
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019	March 31, 2018	March 31, 2019
Actuarial assumption review and other insurance adjustments	$62	$—	$(68)	$—	$—	$62	$—
Litigation reserves & settlement costs	—	—	—	(60)	—	—	—
Expense initiative costs	(34)	(62)	(88)	(100)	(55)	(34)	(55)
Tax adjustments	—	—	—	247	—	—	—
Total notable items	$28	$(62)	$(156)	$87	$(55)	$28	$(55)

U.S.
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019	March 31, 2018	March 31, 2019
Actuarial assumption review and other insurance adjustments	$—	$—	$37	$—	$—	$—	$—
Total notable items	$—	$—	$37	$—	$—	$—	$—

GROUP BENEFITS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019	March 31, 2018	March 31, 2019
Actuarial assumption review and other insurance adjustments	$—	$—	$37	$—	$—	$—	$—
Total notable items	$—	$—	$37	$—	$—	$—	$—

(1) These notable items represent a positive (negative) impact to adjusted earnings available to common shareholders. Notable items reflect the unexpected impact of events that affect MetLife's results, but that were unknown and that MetLife could not anticipate when it devised its Business Plan. Notable items also include certain items regardless of the extent anticipated in the Business Plan to help investors have a better understanding of MetLife's results and to evaluate and forecast those results.

APPENDIX METLIFE NOTABLE ITEMS (CONTINUED) (1)

ASIA
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019	March 31, 2018	March 31, 2019
Actuarial assumption review and other insurance adjustments	$—	$—	$(86)	$—	$—	$—	$—
Total notable items	$—	$—	$(86)	$—	$—	$—	$—

LATIN AMERICA
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019	March 31, 2018	March 31, 2019
Actuarial assumption review and other insurance adjustments	$—	$—	$28	$—	$—	$—	$—
Total notable items	$—	$—	$28	$—	$—	$—	$—

EMEA
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019	March 31, 2018	March 31, 2019
Actuarial assumption review and other insurance adjustments	$—	$—	$(23)	$—	$—	$—	$—
Total notable items	$—	$—	$(23)	$—	$—	$—	$—

METLIFE HOLDINGS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019	March 31, 2018	March 31, 2019
Actuarial assumption review and other insurance adjustments	$62	$—	$(24)	$—	$—	$62	$—
Total notable items	$62	$—	$(24)	$—	$—	$62	$—

CORPORATE & OTHER
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019	March 31, 2018	March 31, 2019
Litigation reserves & settlement costs	$—	$—	$—	$(60)	$—	$—	$—
Expense initiative costs	(34)	(62)	(88)	(100)	(55)	(34)	(55)
Tax adjustments	—	—	—	247	—	—	—
Total notable items	$(34)	$(62)	$(88)	$87	$(55)	$(34)	$(55)

(1) These notable items represent a positive (negative) impact to adjusted earnings available to common shareholders. Notable items reflect the unexpected impact of events that affect MetLife's results, but that were unknown and that MetLife could not anticipate when it devised its Business Plan. Notable items also include certain items regardless of the extent anticipated in the Business Plan to help investors have a better understanding of MetLife's results and to evaluate and forecast those results.

APPENDIX METLIFE EQUITY DETAILS, BOOK VALUE DETAILS AND RETURN ON EQUITY
Unaudited (In millions)	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019

Total MetLife, Inc.'s stockholders' equity	$56,310	$53,633	$51,625	$52,741	$58,509
Less: Preferred stock	2,560	3,340	3,340	3,340	3,340
MetLife, Inc.'s common stockholders' equity	53,750	50,293	48,285	49,401	55,169
Less: Net unrealized investment gains (losses), net of income tax	11,547	9,703	7,946	8,655	13,862
Defined benefit plans adjustment, net of income tax	(2,206)	(2,179)	(2,051)	(2,028)	(2,004)
Total MetLife, Inc.'s common stockholders' equity, excluding AOCI other than FCTA	$44,409	$42,769	$42,390	$42,774	$43,311
Less: Goodwill, net of income tax	9,428	9,205	9,147	9,133	9,082
VODA and VOCRA, net of income tax	365	341	316	312	298
Total MetLife, Inc.'s tangible common stockholders' equity	$34,616	$33,223	$32,927	$33,329	$33,931

Unaudited (In millions, except per share data)	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019

Book value per common share	$52.49	$50.28	$48.94	$51.53	$58.06
Less: Net unrealized investment gains (losses), net of income tax	11.28	9.70	8.05	9.03	14.59
Defined benefit plans adjustment, net of income tax	(2.15)	(2.18)	(2.08)	(2.12)	(2.11)
Book value per common share, excluding AOCI other than FCTA	$43.36	$42.76	$42.97	$44.62	$45.58
Less: Goodwill, net of income tax	9.20	9.20	9.28	9.52	9.56
VODA and VOCRA, net of income tax	0.36	0.34	0.32	0.33	0.31
Book value per common share - tangible common stockholders' equity	$33.80	$33.22	$33.37	$34.77	$35.71

Common shares outstanding, end of period	1,024.1	1,000.2	986.6	958.6	950.2

	For the Three Months Ended (1)
Unaudited (In millions, except ratios)	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019

Return on MetLife, Inc.'s:
Common stockholders' equity	9.0%	6.5%	7.1%	16.5%	10.3%
Common stockholders' equity, excluding AOCI other than FCTA	11.2%	7.8%	8.3%	18.9%	12.5%
Tangible common stockholders' equity (2)	14.4%	10.1%	10.8%	24.4%	16.2%

Adjusted return on MetLife, Inc.'s:
Common stockholders' equity	10.3%	10.2%	11.2%	10.9%	10.9%
Common stockholders' equity, excluding AOCI other than FCTA	12.8%	12.2%	12.9%	12.5%	13.2%
Tangible common stockholders' equity (2)	16.4%	15.8%	16.8%	16.2%	17.1%

Average common stockholders' equity	$55,180	$52,022	$49,289	$48,843	$52,285
Average common stockholders' equity, excluding AOCI other than FCTA	$44,601	$43,589	$42,580	$42,582	$43,043
Average tangible common stockholders' equity	$34,855	$33,920	$33,075	$33,128	$33,630

(1) Annualized using quarter-to-date results.

(2) Net income (loss) available to MetLife, Inc.'s common shareholders and adjusted earnings available to common shareholders, used to calculate returns on tangible equity, exclude the impact of amortization of VODA and VOCRA, net of income tax, for the three months ended March 31, 2018, June 30, 2018, September 30, 2018, December 31, 2018 and March 31, 2019 of $10 million, $10 million, $10 million, $9 million and $10 million, respectively.

APPENDIX METLIFE ADJUSTED PREMIUMS, FEES AND OTHER REVENUES, OTHER EXPENSES AND ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS - CONSTANT CURRENCY BASIS

ADJUSTED PREMIUMS, FEES AND OTHER REVENUES, ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019
U.S. (1)	$5,679	$11,767	$6,889	$5,725	$6,058
ASIA	2,101	2,030	2,141	2,127	2,121
LATIN AMERICA	909	934	922	979	942
EMEA	630	643	628	643	659
METLIFE HOLDINGS (1)	1,331	1,326	1,305	1,385	1,268
CORPORATE & OTHER (1)	94	85	53	219	119
Adjusted premiums, fees and other revenues, on a constant currency basis	$10,744	$16,785	$11,938	$11,078	$11,167
Adjusted premiums, fees and other revenues	$10,929	$16,889	$11,938	$11,022	$11,167

ASIA (including operating joint ventures) (2), (3)	$2,329	$2,243	$2,362	$2,384	$2,371

OTHER EXPENSES ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019
U.S. (1)	$961	$965	$982	$994	$993
ASIA	932	960	949	983	955
LATIN AMERICA	300	342	349	377	366
EMEA	328	325	330	355	338
METLIFE HOLDINGS (1)	276	275	264	266	227
CORPORATE & OTHER (1)	232	259	314	102	222
Other expenses, as reported on an adjusted basis, on a constant currency basis	$3,029	$3,126	$3,188	$3,077	$3,101
Other expenses, as reported on an adjusted basis	$3,110	$3,177	$3,187	$3,055	$3,101

ASIA (including operating joint ventures) (2), (3)	$1,020	$1,050	$1,045	$1,093	$1,062

ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019
U.S. (1)	$653	$671	$795	$685	$724
ASIA	316	355	265	282	356
LATIN AMERICA	135	127	168	142	134
EMEA	70	79	54	55	86
METLIFE HOLDINGS (1)	425	280	327	223	317
CORPORATE & OTHER (1)	(203)	(219)	(237)	(45)	(193)
Adjusted earnings available to common shareholders on a constant currency basis	$1,396	$1,293	$1,372	$1,342	$1,424
Adjusted earnings available to common shareholders	$1,423	$1,326	$1,376	$1,336	$1,424

(1) Amounts on a reported basis, as constant currency impact is not significant.

 (2) Adjusted premiums, universal life and investment-type product policy fees, other revenues and other expenses are reported as part of net investment income on the statement of adjusted earnings available to common shareholders for operating joint ventures.

(3) Includes MetLife, Inc.'s percentage interest in operating joint ventures of: (i) Vietnam, (ii) China, (iii) Malaysia and (iv) India.

METLIFE
NON-GAAP AND OTHER FINANCIAL DISCLOSURES

In this QFS, MetLife presents certain measures of its performance that are not calculated in accordance with GAAP. We believe that these non-GAAP financial measures enhance the understanding of our performance by highlighting the results of operations and the underlying profitability drivers of our business.

The following non-GAAP financial measures should not be viewed as substitutes for the most directly comparable financial measures calculated in accordance with GAAP:

Non-GAAP financial measures:		Comparable GAAP financial measures:
(i)	adjusted revenues	(i)	revenues
(ii)	adjusted expenses	(ii)	expenses
(iii)	adjusted premiums, fees and other revenues	(iii)	premiums, fees and other revenues
(iv)	adjusted premiums, fees & other revenues, excluding pension risk transfer	(iv)	premiums, fees and other revenues
(v)	net investment income, as reported on an adjusted basis	(v)	net investment income
(vi)	adjusted earnings	(vi)	income (loss) from continuing operations, net of income tax
(vii)	adjusted earnings available to common shareholders	(vii)	net income (loss) available to MetLife, Inc.’s common shareholders
(viii)	adjusted earnings available to common shareholders on a constant currency basis	(viii)	net income (loss) available to MetLife, Inc.’s common shareholders
(ix)	adjusted earnings available to common shareholders per diluted common share	(ix)	net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share
(x)	adjusted return on equity	(x)	return on equity
(xi)	adjusted return on equity, excluding AOCI other than FCTA	(xi)	return on equity
(xii)	adjusted return on equity, excluding net equity of assets and liabilities of disposed subsidiary (excludes AOCI other than FCTA)	(xii)	return on equity
(xiii)	adjusted tangible return on equity	(xiii)	return on equity
(xiv)	investment portfolio gains (losses)	(xiv)	net investment gains (losses)
(xv)	derivative gains (losses)	(xv)	net derivative gains (losses)
(xvi)	capitalization of DAC, as reported on an adjusted basis	(xvi)	capitalization of DAC
(xvii)	other expenses, as reported on an adjusted basis	(xvii)	other expenses
(xviii)	other expenses, as reported on an adjusted basis, on a constant currency basis	(xviii)	other expenses
(xix)	MetLife, Inc.’s tangible common stockholders’ equity	(xix)	MetLife, Inc.’s stockholders’ equity
(xx)	MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA	(xx)	MetLife, Inc.’s stockholders’ equity
(xxi)	MetLife, Inc.'s common stockholders' equity, excluding net equity of assets and liabilities of disposed subsidiary (excludes AOCI other than FCTA)	(xxi)	MetLife, Inc.’s stockholders’ equity
(xxii)	book value per common share, excluding AOCI other than FCTA	(xxii)	book value per common share
(xxiii)	book value per common share - tangible common stockholders' equity	(xxiii)	book value per common share
(xxiv)	adjusted expense ratio	(xxiv)	expense ratio
(xxv)	adjusted expense ratio, excluding total notable items related to other expenses and PRT	(xxv)	expense ratio
(xxvi)	direct expense ratio	(xxvi)	expense ratio
(xxvii)	direct expense ratio, excluding total notable items related to direct expenses and PRT	(xxvii)	expense ratio

Reconciliations of these non-GAAP measures to the most directly comparable GAAP measures are included in this QFS and in this period’s earnings news release which is available at www.metlife.com.

Our definitions of the various non-GAAP and other financial measures discussed in this QFS may differ from those used by other companies:

Adjusted earnings and related measures

•	adjusted earnings;
•	adjusted earnings available to common shareholders;
•	adjusted earnings available to common shareholders per diluted common share; and
•	adjusted earnings available to common shareholders on a constant currency basis.

These measures are used by management to evaluate performance and allocate resources. Consistent with GAAP guidance for segment reporting, adjusted earnings is also MetLife’s GAAP measure of segment performance. Adjusted earnings and other financial measures based on adjusted earnings are also the measures by which MetLife senior management’s and many other employees’ performance is evaluated for the purposes of determining their compensation under applicable compensation plans. Adjusted earnings and other financial measures based on adjusted earnings allow analysis of our performance relative to our Business Plan and facilitate comparisons to industry results.

Adjusted earnings is defined as adjusted revenues less adjusted expenses, net of income tax. Adjusted earnings available to common shareholders is defined as adjusted earnings less preferred stock dividends.

METLIFE NON-GAAP AND OTHER FINANCIAL DISCLOSURES (CONTINUED)
Adjusted revenues and adjusted expenses

These financial measures, along with the related adjusted premiums, fees and other revenues, focus on our primary businesses principally by excluding the impact of market volatility, which could distort trends, and revenues and costs related to non-core products and certain entities required to be consolidated under GAAP. Also, these measures exclude results of discontinued operations under GAAP and other businesses that have been or will be sold or exited by MetLife but do not meet the discontinued operations criteria under GAAP (“Divested businesses”). Divested businesses also includes the net impact of transactions with exited businesses that have been eliminated in consolidation under GAAP and costs relating to businesses that have been or will be sold or exited by MetLife that do not meet the criteria to be included in results of discontinued operations under GAAP. Adjusted revenues also excludes NIGL and NDGL. Adjusted expenses also excludes goodwill impairments.

The following additional adjustments are made to revenues, in the line items indicated, in calculating adjusted revenues:
•
Universal life and investment-type product policy fees excludes the amortization of unearned revenue related to NIGL and NDGL (“Unearned revenue adjustments”) and certain variable annuity GMIB fees (“GMIB fees”);

•
Net investment income: (i) includes earned income on derivatives and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments but do not qualify for hedge accounting treatment (“Investment hedge adjustments”), (ii) excludes post-tax adjusted earnings adjustments relating to insurance joint ventures accounted for under the equity method (“Operating joint venture adjustments”), (iii) excludes certain amounts related to contractholder-directed equity securities (“Unit-linked contract income”), (iv) excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP (“Securitization entities income”), and (v) includes distributions of profits from certain other limited partnership interests that were previously accounted for under the cost method, but are now accounted for at estimated fair value, where the change in estimated fair value is recognized in NIGL under GAAP ("Certain partnership distributions"); and

•	Other revenues is adjusted for settlements of foreign currency earnings hedges and excludes fees received in association with services provided under transition service agreements ("TSA fees").

The following additional adjustments are made to expenses, in the line items indicated, in calculating adjusted expenses:
•
Policyholder benefits and claims and policyholder dividends excludes: (i) changes in the policyholder dividend obligation related to NIGL and NDGL (“PDO adjustments”), (ii) inflation-indexed benefit adjustments associated with contracts backed by inflation-indexed investments and amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets and other pass-through adjustments (“Inflation and pass-through adjustments”), (iii) benefits and hedging costs related to GMIBs (“GMIB costs”), and (iv) market value adjustments associated with surrenders or terminations of contracts (“Market value adjustments”);

•
Interest credited to policyholder account balances includes adjustments for earned income on derivatives and amortization of premium on derivatives that are hedges of policyholder account balances but do not qualify for hedge accounting treatment (“PAB hedge adjustments”) and excludes certain amounts related to net investment income earned on contractholder-directed equity securities (“Unit-Linked contract costs”);

•	Amortization of DAC and VOBA excludes amounts related to: (i) NIGL and NDGL, (ii) GMIB fees and GMIB costs, and (iii) Market value adjustments;
•	Amortization of negative VOBA excludes amounts related to Market value adjustments;
•	Interest expense on debt excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP (“Securitization entities debt expense”); and
•
Other expenses excludes costs related to: (i) noncontrolling interests, (ii) implementation of new insurance regulatory requirements (“Regulatory implementation costs”) and (iii) acquisition, integration and other costs. Other expenses includes TSA fees.

Adjusted earnings also excludes the recognition of certain contingent assets and liabilities that could not be recognized at acquisition or adjusted for during the measurement period under GAAP business combination accounting guidance.

The tax impact of the adjustments mentioned above are calculated net of the U.S. or foreign statutory tax rate, which could differ from MetLife's effective tax rate. Additionally, the provision for income tax (expense) benefit also includes the impact related to the timing of certain tax credits, as well as certain tax reforms.

Investment portfolio gains (losses) and derivative gains (losses)

These are measures of investment and hedging activity. Investment portfolio gains (losses) principally excludes amounts that are reported within net investment gains (losses) but do not relate to the performance of the investment portfolio, such as gains (losses) on sales and divestitures of businesses, goodwill impairment or changes in estimated fair value. Derivative gains (losses) principally excludes earned income on derivatives and amortization of premium on derivatives, where such derivatives are either hedges of investments or are used to replicate certain investments, and where such derivatives do not qualify for hedge accounting. This earned income and amortization of premium is reported within adjusted earnings and not within derivative gains (losses).

METLIFE NON-GAAP AND OTHER FINANCIAL DISCLOSURES (CONTINUED)
Return on equity, allocated equity, tangible equity and related measures
•
MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA: MetLife, Inc.’s common stockholders’ equity, excluding the net unrealized investment gains (losses) and defined benefit plans adjustment components of AOCI, net of income tax.

•	Return on MetLife, Inc.’s common stockholders’ equity: net income (loss) available to MetLife, Inc.’s common shareholders divided by MetLife, Inc.'s average common stockholders’ equity.
•
Return on MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA : net income (loss) available to MetLife, Inc.’s common shareholders divided by MetLife, Inc.'s average common stockholders’ equity, excluding AOCI other than FCTA.

•	Adjusted return on MetLife, Inc.’s common stockholders’ equity: adjusted earnings available to common shareholders divided by MetLife, Inc.'s average common stockholders’ equity.
•
Adjusted return on MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA: adjusted earnings available to common shareholders divided by MetLife, Inc.'s average common stockholders’ equity, excluding AOCI other than FCTA.

•
Adjusted return on MetLife, Inc.’s common stockholders’ equity, excluding net equity of assets and liabilities of disposed subsidiary (excludes AOCI other than FCTA): adjusted earnings available to common shareholders divided by MetLife, Inc.’s average common stockholders’ equity, excluding net equity of assets and liabilities of disposed subsidiary (excludes AOCI other than FCTA).

•
Allocated equity: portion of MetLife, Inc.’s common stockholders’ equity that management allocates to each of its segments and sub-segments based on local capital requirements and economic capital. Economic capital is an internally developed risk capital model, the purpose of which is to measure the risk in the business and to provide a basis upon which capital is deployed. MetLife management periodically reviews this model to ensure that it remains consistent with emerging industry practice standards and the local capital requirements; allocated equity may be adjusted if warranted by such review. Allocated equity excludes the impact of AOCI other than FCTA.

•	Adjusted return on allocated equity: adjusted earnings available to common shareholders divided by allocated equity.

The above measures represent a level of equity consistent with the view that, in the ordinary course of business, we do not plan to sell most investments for the sole purpose of realizing gains or losses. Also, refer to the utilization of adjusted earnings and other financial measures based on adjusted earnings mentioned above.

•
MetLife, Inc.’s tangible common stockholders’ equity or tangible equity: MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA, reduced by the impact of goodwill, VODA and VOCRA, all net of income tax.

•
Return on MetLife, Inc.’s tangible common stockholders’ equity: net income (loss) available to MetLife, Inc.’s common shareholders, excluding amortization of VODA and VOCRA, net of income tax, divided by MetLife, Inc.'s average tangible common stockholders’ equity.

•
Adjusted return on MetLife, Inc.’s tangible common stockholders’ equity: adjusted earnings available to common shareholders, excluding amortization of VODA and VOCRA, net of income tax, divided by MetLife, Inc.’s average tangible common stockholders’ equity.

•	Allocated tangible equity: Allocated equity reduced by the impact of goodwill, VODA and VOCRA, all net of income tax.
•	Adjusted return on allocated tangible equity: adjusted earnings available to common shareholders, excluding amortization of VODA and VOCRA, net of income tax, divided by allocated tangible equity.
The above measures are, when considered in conjunction with regulatory capital ratios, a measure of capital adequacy.

Expense ratio, direct expense ratio, adjusted expense ratio and related measures
•	Expense ratio: other expenses, net of capitalization of DAC, divided by premiums, fees and other revenues.
•	Direct expense ratio: direct expenses, on an adjusted basis, divided by adjusted premiums, fees and other revenues.
•
Direct expense ratio, excluding total notable items related to direct expenses and PRT: direct expenses, on an adjusted basis, excluding total notable items related to direct expenses, divided by adjusted premiums, fees and other revenues, excluding PRT.

•	Adjusted expense ratio: other expenses, net of capitalization of DAC, both on an adjusted basis, divided by adjusted premiums, fees and other revenues.
•
Adjusted expense ratio, excluding total notable items related to other expenses and PRT: other expenses, net of capitalization of DAC, both on an adjusted basis, excluding total notable items related to other expenses, divided by adjusted premiums, fees and other revenues, excluding PRT.

Other items
The following additional information is relevant to an understanding of our performance results:
•
Statistical sales information for Latin America, Asia and EMEA: calculated using 10% of single-premium deposits (mainly from retirement products such as variable annuity, fixed annuity and pensions), 20% of single-premium deposits from credit insurance and 100% of annualized full-year premiums and fees from recurring-premium policy sales of all products (mainly from risk and protection products such as individual life, accident & health and group). Sales statistics do not correspond to revenues under GAAP, but are used as relevant measures of business activity.

•
All comparisons on a constant currency basis reflect the impact of changes in foreign currency exchange rates and are calculated using the average foreign currency exchange rates for the current period and are applied to each of the comparable periods. As a result, amounts will be updated each period to reflect the average foreign currency exchange rates.

METLIFE ACRONYMS

AOCI	Accumulated other comprehensive income (loss)
CSE	Consolidated securitization entity
DAC	Deferred policy acquisition costs
EMEA	Europe, the Middle East and Africa
FCTA	Foreign currency translation adjustments
GAAP	Accounting principles generally accepted in the United States of America
GICs	Guaranteed interest contracts
GMIB	Guaranteed minimum income benefits
NAIC	National Association of Insurance Commissioners
NDGL	Net derivative gains (losses)
NIGL	Net investment gains (losses)
NRSRO	Nationally Recognized Statistical Rating Organizations
PAB	Policyholder account balances
PDO	Policyholder dividend obligation
PRT	Pension risk transfers
QFS	Quarterly financial supplement
TSA	Transition service agreement
VIE	Variable interest entity
VOBA	Value of business acquired
VOCRA	Value of customer relationships acquired
VODA	Value of distribution agreements